REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

CMFG Life Insurance Company and

Policyholders of CMFG Variable Life Insurance Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of CMFG Variable Life Insurance Account (the “Account”) listed in Appendix A, as of December 31, 2025, the related statements of operations, statements of changes in net assets, financial highlights for each of the periods presented in Appendix A, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2025, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 5, 2026

We have served as the auditor of CMFG Variable Life Insurance Account since 2004.

CMFG Variable Life Insurance Account

Appendix A

Subaccounts	Statements of Assets and Liabilities as of	Statements of Operations for the	Statements of Changes in Net Assets for the	Financial Highlights for the

Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Ultra Series High Income Fund, Class I, Subaccount^	-	For the period January 1, 2025 to May 2, 2025	For the year ended December 31, 2024 and period January 1, 2025 to May 2, 2025	For four years ended December 31, 2024 and the period January 1, 2025 to May 2, 2025

Ultra Series International Stock Fund, Class I, Subaccount^	-	For the period January 1, 2025 to May 2, 2025	For the year ended December 31, 2024 and period January 1, 2025 to May 2, 2025	For four years ended December 31, 2024 and the period January 1, 2025 to May 2, 2025

Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Vanguard VIF High Yield Bond Portfolio, Subaccount *	December 31, 2025	For the period May 2, 2025 to December 31, 2025	For the period May 2, 2025 to December 31, 2025	For the period May 2, 2025 to December 31, 2025

Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2025	Year Ended December 31, 2025	Two Years Ended December 31, 2025	Five Years Ended December 31, 2025

Vanguard VIF - Total International Stock Market Index Portfolio, Subaccount*	December 31, 2025	For the period May 2, 2025 to December 31, 2025	For the period May 2, 2025 to December 31, 2025	For the period May 2, 2025 to December 31, 2025

^ represents the date the subaccount ceased operations

* represents the date the subaccount commenced operations

CMFG Variable Life Insurance Account

Statements of Assets and Liabilities

As of December 31, 2025

	Templeton	Invesco V.I.	MFS®	T. Rowe Price
	Developing	Global Strategic	Strategic	International
	Markets VIP	Income Fund,	Income Portfolio,	Stock
	Fund, Class 2,	Non-Service Shares,	Initial Class,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$7,558	$6,260	$106,022	$5,244,357
Total assets	7,558	6,260	106,022	5,244,357

Liabilities	-	-	-	-
Net assets	$7,558	$6,260	$106,022	$5,244,357

Net assets
Net assets: type 1	$-	$-	$105,954	$5,181,866
Net assets: type 2	7,558	6,260	68	62,491
Total net assets	$7,558	$6,260	$106,022	$5,244,357

Number of shares outstanding	626	1,370	12,415	329,834
Net asset value per share	$12.08	$4.57	$8.54	$15.90
Cost of mutual fund shares	$4,819	$7,154	$120,517	$4,825,623

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Aggressive	Core Bond	Conservative	Diversified
	Allocation	Fund,	Allocation Fund,	Income
	Fund, Class I,	Class I,	Class I,	Fund, Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$1,134,749	$3,272,240	$503,981	$46,690,036
Total assets	1,134,749	3,272,240	503,981	46,690,036

Liabilities	-	-	-	-
Net assets	$1,134,749	$3,272,240	$503,981	$46,690,036

Net assets
Net assets: type 1	$-	$1,818,728	$-	$39,371,148
Net assets: type 2	1,134,749	1,453,512	503,981	7,318,888
Total net assets	$1,134,749	$3,272,240	$503,981	$46,690,036

Number of shares outstanding	135,033	388,148	52,030	3,423,073
Net asset value per share	$8.40	$8.43	$9.69	$13.64
Cost of mutual fund shares	$1,199,725	$3,787,391	$500,124	$57,233,069

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Assets and Liabilities (continued)
As of December 31, 2025

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Mid Cap	Moderate
	Growth Fund,	Value Fund,	Fund,	Allocation
	Class I,	Class I,	Class I,	Fund, Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$58,045,022	$64,118,421	$26,689,273	$2,527,716
Total assets	58,045,022	64,118,421	26,689,273	2,527,716

Liabilities	-	-	-	-
Net assets	$58,045,022	$64,118,421	$26,689,273	$2,527,716

Net assets
Net assets: type 1	$45,520,458	$55,636,419	$13,426,222	$-
Net assets: type 2	12,524,564	8,482,002	13,263,051	2,527,716
Total net assets	$58,045,022	$64,118,421	$26,689,273	$2,527,716

Number of shares outstanding	2,842,223	2,754,299	2,003,955	271,159
Net asset value per share	$20.42	$23.28	$13.32	$9.32
Cost of mutual fund shares	$59,654,061	$69,962,153	$32,508,519	$2,676,354

	Vanguard	Vanguard	Vanguard VIF
	VIF High	VIF Money	Total International
	Yield Bond	Market	Stock Market
	Portfolio,	Portfolio,	Index Portfolio,
	Subaccount *	Subaccount	Subaccount *

Assets
Investments in mutual funds at fair value	$840,483	$1,325,153	$3,071,262
Total assets	840,483	1,325,153	3,071,262

Liabilities	-	-	-
Net assets	$840,483	$1,325,153	$3,071,262

Net assets
Net assets: type 1	$-	$469,796	$-
Net assets: type 2	840,483	855,357	3,071,262
Total net assets	$840,483	$1,325,153	$3,071,262

Number of shares outstanding	111,322	1,325,153	114,343
Net asset value per share	$7.55	$1.00	$26.86
Cost of mutual fund shares	$786,846	$1,325,153	$2,581,410

* The subaccount commenced operations on May 2, 2025.

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Operations

For the Year Ended December 31, 2025

	Templeton	Invesco V.I.	MFS®	T. Rowe Price
	Developing	Global Strategic	Strategic	International
	Markets VIP	Income Fund,	Income Portfolio,	Stock
	Fund, Class 2,	Non-Service Shares,	Initial Class,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$35	$351	$4,777	$98,129
Mortality and expense charges (note 3)	(58)	(54)	(1,025)	(46,518)
Net investment income (loss)	(23)	297	3,752	51,611

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	84	(31)	(3,109)	67,633
Realized gain distributions	108	-	-	430,990
Net realized gain (loss) on investments	192	(31)	(3,109)	498,623

Net change in unrealized appreciation (depreciation) on investments	2,226	411	6,455	263,505

Net increase (decrease) in net assets resulting from operations	$2,395	$677	$7,098	$813,739

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Aggressive	Core Bond	Conservative	Diversified
	Allocation	Fund,	Allocation Fund,	Income
	Fund, Class I,	Class I,	Class I,	Fund, Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$24,724	$146,146	$14,245	$2,705,085
Mortality and expense charges (note 3)	(11,837)	(29,877)	(2,671)	(421,953)
Net investment income (loss)	12,887	116,269	11,574	2,283,132

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(36,471)	(67,402)	(919)	(850,611)
Realized gain distributions	61,530	-	-	44,076
Net realized gain (loss) on investments	25,059	(67,402)	(919)	(806,535)

Net change in unrealized appreciation (depreciation) on investments	106,575	153,506	16,240	1,308,491

Net increase (decrease) in net assets resulting from operations	$144,521	$202,373	$26,895	$2,785,088

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Operations (continued)

For the Year Ended December 31, 2025

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	International	Large Cap	Large Cap
	Fund,	Stock Fund,	Growth Fund,	Value Fund,
	Class I,	Class I,	Class I,	Class I,
	Subaccount ^	Subaccount ^	Subaccount	Subaccount

Investment income (loss)
Dividend income	$-	$-	$280,398	$1,510,764
Mortality and expense charges (note 3)	(2,399)	(7,642)	(522,007)	(578,129)
Net investment income (loss)	(2,399)	(7,642)	(241,609)	932,635

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(130,022)	(1,953)	316,227	(307,483)
Realized gain distributions	-	-	8,021,889	3,785,878
Net realized gain (loss) on investments	(130,022)	(1,953)	8,338,116	3,478,395

Net change in unrealized appreciation (depreciation) on investments	132,181	46,572	(6,754,488)	242,335

Net increase (decrease) in net assets resulting from operations	$(240)	$36,977	$1,342,019	$4,653,365

	Ultra Series	Ultra Series	Vanguard	Vanguard
	Mid Cap	Moderate	VIF High	VIF Money
	Fund,	Allocation	Yield Bond	Market
	Class I,	Fund, Class I,	Portfolio,	Portfolio,
	Subaccount	Subaccount	Subaccount *	Subaccount

Investment income (loss)
Dividend income	$81,143	$64,320	$-	$54,536
Mortality and expense charges (note 3)	(243,687)	(21,791)	(4,912)	(11,978)
Net investment income (loss)	(162,544)	42,529	(4,912)	42,558

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(51,666)	(11,806)	930	-
Realized gain distributions	6,271,708	108,025	-	-
Net realized gain (loss) on investments	6,220,042	96,219	930	-

Net change in unrealized appreciation (depreciation) on investments	(5,977,288)	96,640	53,637	-

Net increase (decrease) in net assets resulting from operations	$80,210	$235,388	$49,655	$42,558

^ The subaccount liquidated effective May 2, 2025.

* The subaccount commenced operations on May 2, 2025.

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Operations (continued)

For the Year Ended December 31, 2025

Vanguard VIF
Total International
Stock Market
Index Portfolio,
Subaccount *

Investment income (loss)
Dividend income	$-
Mortality and expense charges (note 3)	(17,001)
Net investment income (loss)	(17,001)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	11,646
Realized gain distributions	-
Net realized gain (loss) on investments	11,646

Net change in unrealized appreciation (depreciation) on investments	489,852

Net increase (decrease) in net assets resulting from operations	$484,497

* The subaccount commenced operations on May 2, 2025.

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Statements of Changes in Net Assets

For the Years Ended December 31,

	Templeton		Invesco V.I.
	Developing Markets VIP		Global Strategic Income Fund,
	Fund, Class 2, Subaccount		Non-Service Shares, Subaccount
	2025	2024	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$(23)	$173	$297	$135
Net realized gain (loss) on investments	192	128	(31)	(194)
Net change in unrealized appreciation (depreciation) on investments	2,226	89	411	193
Net increase (decrease) in net assets resulting from operations	2,395	390	677	134

Contract transactions
Payments received from contract owners	-	-	-	-
Transfers between subaccounts (including fixed accounts), net	(77)	2	(6)	(6)
Payment for contract benefits and terminations	(30)	(494)	(4)	(624)
Contract charges and fees	(176)	(175)	(115)	(129)
Net increase (decrease) in net assets from contract transactions	(283)	(667)	(125)	(759)
Total increase (decrease) in net assets	2,112	(277)	552	(625)

Net assets
Beginning of period	5,446	5,723	5,708	6,333
End of period	$7,558	$5,446	$6,260	$5,708

	MFS®		T. Rowe Price
	Strategic Income Portfolio,		International Stock
	Initial Class, Subaccount		Portfolio, Subaccount
	2025	2024	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$3,752	$3,774	$51,611	$62
Net realized gain (loss) on investments	(3,109)	(3,786)	498,623	179,093
Net change in unrealized appreciation (depreciation) on investments	6,455	2,910	263,505	(45,748)
Net increase (decrease) in net assets resulting from operations	7,098	2,898	813,739	133,407

Contract transactions
Payments received from contract owners	-	-	273,294	289,947
Transfers between subaccounts (including fixed accounts), net	17	(13)	119,952	(44,954)
Payment for contract benefits and terminations	-	(2,567)	(590,247)	(444,121)
Contract charges and fees	(20,372)	(18,313)	(299,122)	(316,938)
Net increase (decrease) in net assets from contract transactions	(20,355)	(20,893)	(496,123)	(516,066)
Total increase (decrease) in net assets	(13,257)	(17,995)	317,616	(382,659)

Net assets
Beginning of period	119,279	137,274	4,926,741	5,309,400
End of period	$106,022	$119,279	$5,244,357	$4,926,741

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	Aggressive Allocation		Core Bond Fund,
	Fund, Class I, Subaccount		Class I, Subaccount
	2025	2024	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$12,887	$19,791	$116,269	$94,718
Net realized gain (loss) on investments	25,059	45,043	(67,402)	(76,331)
Net change in unrealized appreciation (depreciation) on investments	106,575	45,346	153,506	(93)
Net increase (decrease) in net assets resulting from operations	144,521	110,180	202,373	18,294

Contract transactions
Payments received from contract owners	60,886	66,300	218,304	232,445
Transfers between subaccounts (including fixed accounts), net	(467,874)	103	(33,308)	11,601
Payment for contract benefits and terminations	(45,853)	(18,882)	(239,596)	(252,892)
Contract charges and fees	(30,114)	(29,909)	(249,279)	(251,277)
Net increase (decrease) in net assets from contract transactions	(482,955)	17,612	(303,879)	(260,123)
Total increase (decrease) in net assets	(338,434)	127,792	(101,506)	(241,829)

Net assets
Beginning of period	1,473,183	1,345,391	3,373,746	3,615,575
End of period	$1,134,749	$1,473,183	$3,272,240	$3,373,746

	Ultra Series		Ultra Series
	Conservative Allocation Fund,		Diversified Income
	Class I, Subaccount		Fund, Class I, Subaccount
	2025	2024	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$11,574	$4,471	$2,283,132	$2,465,526
Net realized gain (loss) on investments	(919)	(1,823)	(806,535)	358,226
Net change in unrealized appreciation (depreciation) on investments	16,240	2,860	1,308,491	(800,045)
Net increase (decrease) in net assets resulting from operations	26,895	5,508	2,785,088	2,023,707

Contract transactions
Payments received from contract owners	7,749	3,541	1,974,311	2,001,809
Transfers between subaccounts (including fixed accounts), net	358,228	(26)	100,280	8,045
Payment for contract benefits and terminations	(4,740)	(5,662)	(2,715,659)	(3,188,226)
Contract charges and fees	(16,935)	(16,627)	(2,603,846)	(2,623,003)
Net increase (decrease) in net assets from contract transactions	344,302	(18,774)	(3,244,914)	(3,801,375)
Total increase (decrease) in net assets	371,197	(13,266)	(459,826)	(1,777,668)

Net assets
Beginning of period	132,784	146,050	47,149,862	48,927,530
End of period	$503,981	$132,784	$46,690,036	$47,149,862

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	High Income Fund,		International Stock Fund,
	Class I, Subaccount ^		Class I, Subaccount ^
	2025	2024	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$(2,399)	$30,819	$(7,642)	$(6,457)
Net realized gain (loss) on investments	(130,022)	(8,334)	(1,953)	2,711
Net change in unrealized appreciation (depreciation) on investments	132,181	20,450	46,572	(14,468)
Net increase (decrease) in net assets resulting from operations	(240)	42,935	36,977	(18,214)

Contract transactions
Payments received from contract owners	10,044	30,734	42,590	123,204
Transfers between subaccounts (including fixed accounts), net	(780,629)	17,938	(2,481,023)	69,063
Payment for contract benefits and terminations	(28,705)	(41,111)	(45,881)	(126,443)
Contract charges and fees	(9,308)	(27,289)	(25,962)	(77,623)
Net increase (decrease) in net assets from contract transactions	(808,598)	(19,728)	(2,510,276)	(11,799)
Total increase (decrease) in net assets	(808,838)	23,207	(2,473,299)	(30,013)

Net assets
Beginning of period	808,838	785,631	2,473,299	2,503,312
End of period	$-	$808,838	$-	$2,473,299

	Ultra Series		Ultra Series
	Large Cap Growth Fund,		Large Cap Value Fund,
	Class I, Subaccount		Class I, Subaccount
	2025	2024	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$(241,609)	$(172,618)	$932,635	$840,623
Net realized gain (loss) on investments	8,338,116	5,343,812	3,478,395	1,343,799
Net change in unrealized appreciation (depreciation) on investments	(6,754,488)	3,158,490	242,335	2,189,642
Net increase (decrease) in net assets resulting from operations	1,342,019	8,329,684	4,653,365	4,374,064

Contract transactions
Payments received from contract owners	1,511,410	1,523,119	2,615,125	2,693,387
Transfers between subaccounts (including fixed accounts), net	357,186	(391,446)	(94,707)	(109,506)
Payment for contract benefits and terminations	(2,887,898)	(3,391,822)	(3,880,846)	(3,249,729)
Contract charges and fees	(1,887,663)	(1,901,278)	(3,222,135)	(3,267,989)
Net increase (decrease) in net assets from contract transactions	(2,906,965)	(4,161,427)	(4,582,563)	(3,933,837)
Total increase (decrease) in net assets	(1,564,946)	4,168,257	70,802	440,227

Net assets
Beginning of period	59,609,968	55,441,711	64,047,619	63,607,392
End of period	$58,045,022	$59,609,968	$64,118,421	$64,047,619

^ The subaccount liquidated effective May 2, 2025.

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	Mid Cap Fund,		Moderate Allocation
	Class I, Subaccount		Fund, Class I, Subaccount
	2025	2024	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$(162,544)	$(79,359)	$42,529	$42,477
Net realized gain (loss) on investments	6,220,042	5,050,683	96,219	35,393
Net change in unrealized appreciation (depreciation) on investments	(5,977,288)	(2,290,972)	96,640	64,146
Net increase (decrease) in net assets resulting from operations	80,210	2,680,352	235,388	142,016

Contract transactions
Payments received from contract owners	787,569	798,424	83,973	85,716
Transfers between subaccounts (including fixed accounts), net	22,091	(95,651)	22,790	47,330
Payment for contract benefits and terminations	(1,372,919)	(1,927,814)	(73,643)	(44,800)
Contract charges and fees	(818,178)	(896,090)	(105,889)	(96,757)
Net increase (decrease) in net assets from contract transactions	(1,381,437)	(2,121,131)	(72,769)	(8,511)
Total increase (decrease) in net assets	(1,301,227)	559,221	162,619	133,505

Net assets
Beginning of period	27,990,500	27,431,279	2,365,097	2,231,592
End of period	$26,689,273	$27,990,500	$2,527,716	$2,365,097

	Vanguard		Vanguard
	VIF High Yield Bond		VIF Money Market
	Portfolio, Subaccount *		Portfolio, Subaccount
	2025	2024	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$(4,912)	$-	$42,558	$57,505
Net realized gain (loss) on investments	930	-	-	-
Net change in unrealized appreciation (depreciation) on investments	53,637	-	-	-
Net increase (decrease) in net assets resulting from operations	49,655	-	42,558	57,505

Contract transactions
Payments received from contract owners	20,965	-	146,747	174,483
Transfers between subaccounts (including fixed accounts), net	801,041	-	119,928	(38,900)
Payment for contract benefits and terminations	(12,397)	-	(134,645)	(217,039)
Contract charges and fees	(18,781)	-	(170,249)	(173,726)
Net increase (decrease) in net assets from contract transactions	790,828	-	(38,219)	(255,182)
Total increase (decrease) in net assets	840,483	-	4,339	(197,677)

Net assets
Beginning of period	-	-	1,320,814	1,518,491
End of period	$840,483	$-	$1,325,153	$1,320,814

* The subaccount commenced operations on May 2, 2025.

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Vanguard VIF
	Total International Stock Market
	Index Portfolio, Subaccount *
	2025	2024

Increase (decrease) in net assets from operations
Net investment income (loss)	$(17,001)	$-
Net realized gain (loss) on investments	11,646	-
Net change in unrealized appreciation (depreciation) on investments	489,852	-
Net increase (decrease) in net assets resulting from operations	484,497	-

Contract transactions
Payments received from contract owners	78,246	-
Transfers between subaccounts (including fixed accounts), net	2,619,249	-
Payment for contract benefits and terminations	(52,273)	-
Contract charges and fees	(58,457)	-
Net increase (decrease) in net assets from contract transactions	2,586,765	-
Total increase (decrease) in net assets	3,071,262	-

Net assets
Beginning of period	-	-
End of period	$3,071,262	$-

* The subaccount commenced operations on May 2, 2025.

See accompanying notes to financial statements

10

CMFG Variable Life Insurance Account

Notes to Financial Statements

(1)	Organization

The CMFG Variable Life Insurance Account (“the Account”) is a separate account of CMFG Life Insurance Company (“the Company”). The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), as amended.

The Account was established to receive and invest net premiums paid by the contract owners to the Company under two flexible premium variable life insurance contract types issued by the Company: MEMBERS® Variable Universal Life and UltraVers ALL-LifeSM (type 1) and MEMBERS® Variable Universal Life II (type 2) (“contracts”).

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end investment management company registered with the SEC.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets VIP Fund (1)

Invesco Variable Insurance Funds

Invesco V.I. Global Strategic Income Fund(1)

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

(1) This subaccount is only available in the MEMBERS® Variable Universal Life II (type 2) product.

(*) These subaccounts commenced operations on May 2, 2025.

(^) These subaccounts liquidated effective May 2, 2025.

Ultra Series Fund

Aggressive Allocation Fund (1)

Core Bond Fund

Conservative Allocation Fund (1)

Diversified Income Fund

High Income Fund (1), (^)

International Stock Fund (1), (^)

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Fund

Moderate Allocation Fund (1)

Vanguard Variable Insurance Fund

Vanguard VIF High Yield Bond Portfolio (*)

Vanguard VIF Money Market Portfolio

Vanguard VIF Total International Stock Market Index Portfolio (*)

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

Segment Reporting

The Account is engaged in a single line of business as a registered unit investment trust and is divided into various subaccounts for variable life contracts with the assets owned by the contract owners. Each subaccount of the Account constitutes a single operating segment and therefore, is a single reportable segment because the chief operating decision maker (“CODM”) manages the activities of the Account using information of each subaccount. The Accounting policies of the segment are described within Note 2.

The subaccounts have identified the Executive Vice President, Chief Business Officer of the Company, as the CODM. The Account does not have employees and is not a separate legal entity. The CODM uses Increase (decrease) in net assets resulting from operations to measure performance in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Account. The measure of segment assets is reported on the Statements of Assets and Liabilities as Total Net Assets. Refer to the Statements of Operations and Changes in Net Assets for each subaccount’s performance measure. All assets and revenue are generated in the US and there is no contract owner with greater than 10% of the results for all periods presented.

11

CMFG Variable Life Insurance Account

Notes to Financial Statements

(2)	Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its eligible subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contract owner’s account. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

(3)	Fees and Charges

Contract Charges

In addition to charges for premium taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each contract and are included in contract charges and fees in the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Administrative Fee: The Company has primary responsibility for the administration of the Account and the contracts issued. As reimbursement for these expenses, the Company may assess each contract a monthly administrative fee which is processed through redemption of units. This fee on an annual basis is $0.45 per $1,000 of the amount specified in the contract for the first ten contract years. This fee is not assessed after ten contract years.

Surrender Charges: For the type 1 product, the sales and administrative expenses are incurred when a contract is issued and are deferred (deferred charges) until the contract is surrendered. Such charges are not collected at all if the contract is held for nine years, or if the insured dies during the first ten years.

For the type 2 product, in the event a contract owner surrenders a contract prior to nine years, the contract owner is assessed and the Company records a contractual surrender charge to compensate the Company for certain sales and administrative expenses. There are no surrender charges assessed after nine years.

All outstanding contracts are past the nine year surrender charge period.

12

CMFG Variable Life Insurance Account

Notes to Financial Statements

(3)	Fees and Charges (continued)

Cost of Insurance and Additional Benefits Provided: The Company is responsible for providing the insurance benefits stated in the contract. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option selected by the contract owner, the benefit amount specified in the contract, and the cash value, all as described in the Account’s prospectus. Several riders are available on the contracts that provide additional benefits, including children’s insurance, guaranteed insurability, accidental death benefit, other insured term rider, and disability waiver of deductions or premium which can also impact the cost of insurance.

Account Charges

Mortality and Expense Risk Charge: The Company deducts a daily mortality and expense risk charge from the assets of the subaccount to compensate it for assuming certain mortality and expense risks at an annual rate of 0.90%. These charges are included in mortality and expense charges in the accompanying Statements of Operations of the applicable subaccount.

(4)	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

13

CMFG Variable Life Insurance Account

Notes to Financials Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2025. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2025 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$7,558
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	6,260
MFS® Strategic Income Portfolio, Initial Class, Subaccount	106,022
T. Rowe Price International Stock Portfolio, Subaccount	5,244,357
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,134,749
Ultra Series Core Bond Fund, Class I, Subaccount	3,272,240
Ultra Series Conservative Allocation Fund, Class I, Subaccount	503,981
Ultra Series Diversified Income Fund, Class I, Subaccount	46,690,036
Ultra Series Large Cap Growth Fund, Class I, Subaccount	58,045,022
Ultra Series Large Cap Value Fund, Class I, Subaccount	64,118,421
Ultra Series Mid Cap Fund, Class I, Subaccount	26,689,273
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,527,716
Vanguard VIF High Yield Bond Portfolio, Subaccount *	840,483
Vanguard VIF Money Market Portfolio, Subaccount	1,325,153
Vanguard VIF Total International Stock Market Index Portfolio, Subaccount *	3,071,262

* The subaccount commenced operations on May 2, 2025.

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2024. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2024 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$5,446
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	5,708
MFS® Strategic Income Portfolio, Initial Class, Subaccount	119,279
T. Rowe Price International Stock Portfolio, Subaccount	4,926,741
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,473,183
Ultra Series Core Bond Fund, Class I, Subaccount	3,373,746
Ultra Series Conservative Allocation Fund, Class I, Subaccount	132,784
Ultra Series Diversified Income Fund, Class I, Subaccount	47,149,862
Ultra Series High Income Fund, Class I, Subaccount	808,838
Ultra Series International Stock Fund, Class I, Subaccount	2,473,299
Ultra Series Large Cap Growth Fund, Class I, Subaccount	59,609,968
Ultra Series Large Cap Value Fund, Class I, Subaccount	64,047,619
Ultra Series Mid Cap Fund, Class I, Subaccount	27,990,500
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,365,097
Vanguard VIF Money Market Portfolio, Subaccount	1,320,814

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2025 and 2024.

14

CMFG Variable Life Insurance Account

Notes to Financial Statements

(5)	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2025 are as follows:

Year Ended December 31, 2025	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$144	$343
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	363	191
MFS® Strategic Income Portfolio, Initial Class, Subaccount	4,813	21,417
T. Rowe Price International Stock Portfolio, Subaccount	599,612	613,135
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	127,986	536,523
Ultra Series Core Bond Fund, Class I, Subaccount	237,777	425,387
Ultra Series Conservative Allocation Fund, Class I, Subaccount	375,424	19,547
Ultra Series Diversified Income Fund, Class I, Subaccount	3,008,040	3,925,746
Ultra Series High Income Fund, Class I, Subaccount ^	4,148	815,145
Ultra Series International Stock Fund, Class I, Subaccount ^	20,885	2,538,803
Ultra Series Large Cap Growth Fund, Class I, Subaccount	8,735,423	3,862,108
Ultra Series Large Cap Value Fund, Class I, Subaccount	5,593,998	5,458,049
Ultra Series Mid Cap Fund, Class I, Subaccount	6,557,347	1,829,621
Ultra Series Moderate Allocation Fund, Class I, Subaccount	259,802	182,016
Vanguard VIF High Yield Bond Portfolio, Subaccount *	805,891	19,974
Vanguard VIF Money Market Portfolio, Subaccount	269,480	265,141
Vanguard VIF Total International Stock Market Index Portfolio, Subaccount *	2,673,672	103,908

^ The subaccount liquidated effective May 2, 2025.

* The subaccount commenced operations on May 2, 2025.

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2024 are as follows:

Year Ended December 31, 2024	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$272	$722
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	209	834
MFS® Strategic Income Portfolio, Initial Class, Subaccount	4,986	22,104
T. Rowe Price International Stock Portfolio, Subaccount	281,742	672,958
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	127,623	42,301
Ultra Series Core Bond Fund, Class I, Subaccount	248,759	414,164
Ultra Series Conservative Allocation Fund, Class I, Subaccount	8,333	22,637
Ultra Series Diversified Income Fund, Class I, Subaccount	4,668,010	4,680,703
Ultra Series High Income Fund, Class I, Subaccount	68,153	57,062
Ultra Series International Stock Fund, Class I, Subaccount	128,744	147,001
Ultra Series Large Cap Growth Fund, Class I, Subaccount	5,444,755	5,057,103
Ultra Series Large Cap Value Fund, Class I, Subaccount	3,551,484	4,870,174
Ultra Series Mid Cap Fund, Class I, Subaccount	5,183,647	2,707,994
Ultra Series Moderate Allocation Fund, Class I, Subaccount	198,263	118,778
Vanguard VIF Money Market Portfolio, Subaccount	264,502	462,180

15

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2025 and 2024 were as follows:

	Templeton		Invesco V.I.
	Developing		Global Strategic
	Markets VIP		Income Fund,
	Fund, Class 2,		Non-Service Shares,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2023	-	237	-	1,348
Units issued	-	-	-	-
Units redeemed	-	(26)	-	(159)
Units outstanding at December 31, 2024	-	211	-	1,189
Units issued	-	-	-	-
Units redeemed	-	(9)	-	(23)
Units outstanding at December 31, 2025	-	202	-	1,166

	MFS®		T. Rowe Price
	Strategic		International
	Income Portfolio,		Stock
	Initial Class,		Portfolio,
	Subaccount		Subaccount
	Type 1	Type 2	Type 1	Type 2
Units outstanding at December 31, 2023	4,866	4	171,222	3,403
Units issued	-	-	12,407	-
Units redeemed	(733)	(1)	(28,539)	(245)
Units outstanding at December 31, 2024	4,133	3	155,090	3,158
Units issued	-	-	15,245	-
Units redeemed	(679)	-	(29,523)	(356)
Units outstanding at December 31, 2025	3,454	3	140,812	2,802

	Ultra Series		Ultra Series
	Aggressive		Core Bond
	Allocation		Fund,
	Fund, Class I,		Class I,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2023	-	75,584	41,434	85,189
Units issued	-	5,762	3,360	105,903
Units redeemed	-	(4,777)	(7,655)	(108,427)
Units outstanding at December 31, 2024	-	76,569	37,139	82,665
Units issued	-	5,331	3,894	98,529
Units redeemed	-	(29,121)	(7,120)	(105,882)
Units outstanding at December 31, 2025	-	52,779	33,913	75,312

^ This Subaccount is not available in this product type.

16

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series		Ultra Series
	Conservative		Diversified
	Allocation Fund,		Income
	Class I,		Fund, Class I,
	Subaccount		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2023	-	9,326	290,385	248,298
Units issued	-	219	14,296	70,024
Units redeemed	-	(1,394)	(37,066)	(85,341)
Units outstanding at December 31, 2024	-	8,151	267,615	232,981
Units issued	-	21,607	12,322	58,589
Units redeemed	-	(1,284)	(32,008)	(65,399)
Units outstanding at December 31, 2025	-	28,474	247,929	226,171

	Ultra Series		Ultra Series
	High Income		International
	Fund,		Stock Fund,
	Class I,		Class I,
	Subaccount *		Subaccount *
	Type 1 ^	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2023	-	32,384	-	90,930
Units issued	-	34,733	-	116,762
Units redeemed	-	(35,497)	-	(117,128)
Units outstanding at December 31, 2024	-	31,620	-	90,564
Units issued	-	10,989	-	36,659
Units redeemed	-	(42,609)	-	(127,223)
Units outstanding at December 31, 2025	-	-	-	-

	Ultra Series		Ultra Series
	Large Cap		Large Cap
	Growth Fund,		Value Fund,
	Class I,		Class I,
	Subaccount		Subaccount
	Type 1	Type 2	Type 1	Type 2
Units outstanding at December 31, 2023	362,654	292,351	288,849	340,912
Units issued	13,097	83,355	13,788	175,453
Units redeemed	(39,885)	(96,823)	(31,927)	(187,641)
Units outstanding at December 31, 2024	335,866	278,883	270,710	328,724
Units issued	15,193	79,984	13,335	163,322
Units redeemed	(32,266)	(91,705)	(32,785)	(179,748)
Units outstanding at December 31, 2025	318,793	267,162	251,260	312,298

^ This Subaccount is not available in this product type.

* The subaccount liquidated effective May 2, 2025.

17

CMFG Variable Life Insurance Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series		Ultra Series
	Mid Cap		Moderate
	Fund,		Allocation
	Class I,		Fund, Class I,
	Subaccount		Subaccount
	Type 1	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2023	215,072	156,316	-	128,919
Units issued	6,912	63,180	-	18,159
Units redeemed	(29,825)	(67,983)	-	(18,610)
Units outstanding at December 31, 2024	192,159	151,513	-	128,468
Units issued	7,645	60,671	-	17,554
Units redeemed	(19,828)	(66,099)	-	(21,504)
Units outstanding at December 31, 2025	179,976	146,085	-	124,518

	Vanguard		Vanguard
	VIF High		VIF Money
	Yield Bond		Market
	Portfolio,		Portfolio,
	Subaccount *		Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2023	-	-	53,943	90,537
Units issued	-	-	21,570	23,180
Units redeemed	-	-	(29,812)	(39,016)
Units outstanding at December 31, 2024	-	-	45,701	74,701
Units issued	-	82,082	18,380	25,299
Units redeemed	-	(3,015)	(22,580)	(24,438)
Units outstanding at December 31, 2025	-	79,067	41,501	75,562

	Vanguard VIF
	Total International
	Stock Market
	Index Portfolio,
	Subaccount *
	Type 1 ^	Type 2
Units outstanding at December 31, 2023	-	-
Units issued	-	-
Units redeemed	-	-
Units outstanding at December 31, 2024	-	-
Units issued	-	494,537
Units redeemed	-	(236,013)
Units outstanding at December 31, 2025	-	258,524

^ This Subaccount is not available in this product type.

* The subaccount commenced operations on May 2, 2025.

18

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights

The table below provides financial highlights for each subaccount for the year ended December 31, 2025 and for the four preceding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period.

	Templeton Developing Markets VIP Fund, Class 2, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$25.81	-	$24.15	-	$21.63	-	$27.99	-	$29.98
Unit value - End of period	-	$37.42	-	$25.81	-	$24.15	-	$21.63	-	$27.99
Net assets at end of period (000’s)	-	$8	-	$5	-	$6	-	$6	-	$9
Units outstanding at end of period (000’s)	-	-	-	-	-	-	-	-	-	-
Total return (1)	-	44.96%	-	6.89%	-	11.64%	-	-22.74%	-	-6.64%
Investment income ratio (2)	-	0.54%	-	3.93%	-	2.03%	-	2.68%	-	0.74%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$4.80	-	$4.70	-	$4.37	-	$4.99	-	$5.21
Unit value - End of period	-	$5.37	-	$4.80	-	$4.70	-	$4.37	-	$4.99
Net assets at end of period (000’s)	-	$6	-	$6	-	$6	-	$6	-	$7
Units outstanding at end of period (000’s)	-	1	-	1	-	1	-	1	-	1
Total return (1)	-	11.83%	-	2.18%	-	7.51%	-	-12.39%	-	-4.24%
Investment income ratio (2)	-	5.85%	-	3.08%	-	0.00%	-	0.00%	-	4.47%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	MFS® Strategic Income Portfolio, Initial Class, Subaccount
	2025		2024		2023		2022		2021
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$28.84	$24.77	$28.19	$24.13	$26.43	$22.55	$30.89	$24.83	$31.02	$28.33
Unit value - End of period	$30.68	$26.40	$28.84	$24.77	$28.19	$24.13	$26.43	$22.55	$30.89	$24.83
Net assets at end of period (000’s)	$106	$-	$119	$-	$137	$-	$149	$-	$199	$-
Units outstanding at end of period (000’s)	3	-	4	-	5	-	6	-	6	-
Total return (1)	6.36%	6.58%	2.31%	2.65%	6.66%	7.01%	-14.43%	-9.19%	-0.42%	-12.34%
Investment income ratio (2)	4.20%	4.20%	3.85%	3.85%	3.63%	3.63%	3.43%	3.43%	3.04%	3.04%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	T. Rowe Price International Stock Portfolio, Subaccount
	2025		2024		2023		2022		2021
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$31.38	$19.00	$30.64	$18.56	$26.60	$16.11	$31.87	$19.29	$31.76	$19.23
Unit value - End of period	$36.80	$22.30	$31.38	$19.00	$30.64	$18.56	$26.60	$16.11	$31.87	$19.29
Net assets at end of period (000’s)	$5,182	$62	$4,867	$60	$5,246	$63	$5,013	$59	$6,340	$81
Units outstanding at end of period (000’s)	141	3	155	3	171	3	188	4	199	4
Total return (1)	17.27%	17.37%	2.42%	2.37%	15.19%	15.21%	-16.54%	-16.49%	0.35%	0.31%
Investment income ratio (2)	1.90%	1.90%	0.91%	0.91%	0.97%	0.97%	0.77%	0.77%	0.56%	0.56%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

19

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$19.24	-	$17.80	-	$15.92	-	$18.76	-	$17.16
Unit value - End of period	-	$21.50	-	$19.24	-	$17.80	-	$15.92	-	$18.76
Net assets at end of period (000’s)	-	$1,135	-	$1,473	-	$1,345	-	$1,218	-	$1,401
Units outstanding at end of period (000’s)	-	53	-	77	-	76	-	77	-	75
Total return (1)	-	11.75%	-	8.09%	-	11.81%	-	-15.14%	-	9.32%
Investment income ratio (2)	-	1.88%	-	2.28%	-	2.32%	-	1.80%	-	2.87%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Core Bond Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$50.42	$18.16	$50.13	$18.06	$47.66	$17.18	$55.38	$19.96	$56.78	$20.46
Unit value - End of period	$53.63	$19.30	$50.42	$18.16	$50.13	$18.06	$47.66	$17.18	$55.38	$19.96
Net assets at end of period (000’s)	$1,819	$1,454	$1,873	$1,501	$2,077	$1,539	$2,498	$1,520	$3,065	$1,798
Units outstanding at end of period (000’s)	34	75	37	83	41	85	52	88	55	90
Total return (1)	6.37%	6.28%	0.58%	0.55%	5.18%	5.12%	-13.94%	-13.93%	-2.47%	-2.44%
Investment income ratio (2)	4.40%	4.40%	3.63%	3.63%	3.12%	3.12%	2.64%	2.64%	2.26%	2.26%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Conservative Allocation Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$16.29	-	$15.66	-	$14.58	-	$16.95	-	$16.50
Unit value - End of period	-	$17.70	-	$16.29	-	$15.66	-	$14.58	-	$16.95
Net assets at end of period (000’s)	-	$504	-	$133	-	$146	-	$159	-	$197
Units outstanding at end of period (000’s)	-	28	-	8	-	9	-	11	-	12
Total return (1)	-	8.66%	-	4.02%	-	7.41%	-	-13.98%	-	2.73%
Investment income ratio (2)	-	4.75%	-	4.15%	-	2.59%	-	1.86%	-	1.92%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Diversified Income Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$149.65	$30.48	$143.49	$29.24	$139.52	$28.44	$152.42	$31.09	$133.83	$27.29
Unit value - End of period	$158.80	$32.36	$149.65	$30.48	$143.49	$29.24	$139.52	$28.44	$152.42	$31.09
Net assets at end of period (000’s)	$39,371	$7,319	$40,049	$7,101	$41,667	$7,260	$44,804	$7,629	$51,587	$8,695
Units outstanding at end of period (000’s)	248	226	268	233	290	248	321	268	338	280
Total return (1)	6.11%	6.17%	4.29%	4.24%	2.85%	2.81%	-8.46%	-8.52%	13.89%	13.92%
Investment income ratio (2)	5.77%	5.77%	6.05%	6.05%	2.62%	2.62%	2.22%	2.22%	1.84%	1.84%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

20

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Ultra Series High Income Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$25.58	-	$24.26	-	$22.41	-	$24.96	-	$24.19
Unit value - End of period (4)	-	$25.56	-	$25.58	-	$24.26	-	$22.41	-	$24.96
Net assets at end of period (000’s)	-	$-	-	$809	-	$786	-	$740	-	$866
Units outstanding at end of period (000’s)	-	-	-	32	-	32	-	33	-	35
Total return (1), (4)	-	-0.08%	-	5.44%	-	8.26%	-	-10.22%	-	3.18%
Investment income ratio (2), (4)	-	0.00%	-	4.73%	-	5.15%	-	4.75%	-	4.26%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series International Stock Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$27.31	-	$27.53	-	$23.96	-	$29.38	-	$30.04
Unit value - End of period (4)	-	$27.70	-	$27.31	-	$27.53	-	$23.96	-	$29.38
Net assets at end of period (000’s)	-	$-	-	$2,473	-	$2,503	-	$2,281	-	$2,674
Units outstanding at end of period (000’s)	-	-	-	91	-	91	-	95	-	91
Total return (1), (4)	-	1.43%	-	-0.80%	-	14.90%	-	-18.45%	-	-2.20%
Investment income ratio (2), (4)	-	0.00%	-	0.65%	-	0.76%	-	0.76%	-	0.94%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Large Cap Growth Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$139.46	$45.79	$120.89	$39.68	$96.53	$31.68	$112.54	$36.94	$92.37	$30.32
Unit value - End of period	$142.79	$46.88	$139.46	$45.79	$120.89	$39.68	$96.53	$31.68	$112.54	$36.94
Net assets at end of period (000’s)	$45,520	$12,525	$46,840	$12,770	$43,841	$11,600	$37,347	$10,613	$45,768	$12,505
Units outstanding at end of period (000’s)	319	267	336	279	363	292	387	335	407	339
Total return (1)	2.39%	2.38%	15.36%	15.40%	25.24%	25.25%	-14.23%	-14.24%	21.84%	21.83%
Investment income ratio (2)	0.48%	0.48%	0.61%	0.61%	0.35%	0.35%	0.38%	0.38%	0.36%	0.36%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Large Cap Value Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$205.93	$25.25	$192.38	$23.58	$189.29	$23.20	$200.85	$24.60	$165.65	$20.29
Unit value - End of period	$221.43	$27.16	$205.93	$25.25	$192.38	$23.58	$189.29	$23.20	$200.85	$24.60
Net assets at end of period (000’s)	$55,636	$8,482	$55,747	$8,300	$55,569	$8,039	$58,052	$8,443	$65,333	$9,367
Units outstanding at end of period (000’s)	251	312	271	329	289	341	307	364	325	381
Total return (1)	7.53%	7.56%	7.04%	7.08%	1.63%	1.64%	-5.76%	-5.69%	21.25%	21.24%
Investment income ratio (2)	2.35%	2.35%	2.22%	2.22%	2.48%	2.48%	2.33%	2.33%	1.88%	1.88%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

21

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$74.33	$90.47	$67.67	$82.38	$53.83	$65.54	$62.56	$76.17	$49.94	$60.80
Unit value - End of period	$74.60	$90.79	$74.33	$90.47	$67.67	$82.38	$53.83	$65.54	$62.56	$76.17
Net assets at end of period (000’s)	$13,426	$13,263	$14,283	$13,707	$14,554	$12,877	$12,464	$11,451	$14,887	$13,968
Units outstanding at end of period (000’s)	180	146	192	152	215	156	232	175	238	183
Total return (1)	0.36%	0.35%	9.84%	9.82%	25.71%	25.69%	-13.95%	-13.96%	25.27%	25.28%
Investment income ratio (2)	0.30%	0.30%	0.63%	0.63%	0.17%	0.17%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Moderate Allocation Fund, Class I, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$18.41	-	$17.31	-	$15.75	-	$18.36	-	$17.25
Unit value - End of period	-	$20.30	-	$18.41	-	$17.31	-	$15.75	-	$18.36
Net assets at end of period (000’s)	-	$2,528	-	$2,365	-	$2,232	-	$2,129	-	$2,509
Units outstanding at end of period (000’s)	-	125	-	128	-	129	-	135	-	137
Total return (1)	-	10.27%	-	6.35%	-	9.90%	-	-14.22%	-	6.43%
Investment income ratio (2)	-	2.65%	-	2.73%	-	2.55%	-	1.83%	-	2.45%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Vanguard VIF High Yield Bond Portfolio, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period (5)	-	$10.00	-	-	-	-	-	-	-	-
Unit value - End of period	-	$10.63	-	-	-	-	-	-	-	-
Net assets at end of period (000’s)	-	$840	-	-	-	-	-	-	-	-
Units outstanding at end of period (000’s)	-	79	-	-	-	-	-	-	-	-
Total return (1), (5)	-	6.30%	-	-	-	-	-	-	-	-
Investment income ratio (2), (5)	-	0.00%	-	-	-	-	-	-	-	-
Expense ratio (3)	-	0.90%	-	-	-	-	-	-	-	-

	Vanguard VIF Money Market Portfolio, Subaccount
	2025		2024		2023		2022		2021
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$10.97	$10.97	$10.51	$10.51	$10.09	$10.09	$10.05	$10.05	$10.17	$10.17
Unit value - End of period	$11.32	$11.32	$10.97	$10.97	$10.51	$10.51	$10.09	$10.09	$10.05	$10.05
Net assets at end of period (000’s)	$470	$855	$501	$819	$567	$952	$549	$927	$556	$934
Units outstanding at end of period (000’s)	42	76	46	75	54	91	54	92	55	93
Total return (1)	3.19%	3.19%	4.38%	4.38%	4.16%	4.16%	0.40%	0.40%	-1.18%	-1.18%
Investment income ratio (2)	4.10%	4.10%	5.07%	5.07%	4.93%	4.93%	1.50%	1.50%	0.01%	0.01%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

22

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	Vanguard VIF Total International Stock Market Index Portfolio, Subaccount
	2025		2024		2023		2022		2021
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period (5)	-	$10.00	-	-	-	-	-	-	-	-
Unit value - End of period	-	$11.88	-	-	-	-	-	-	-	-
Net assets at end of period (000’s)	-	$3,071	-	-	-	-	-	-	-	-
Units outstanding at end of period (000’s)	-	259	-	-	-	-	-	-	-	-
Total return (1), (5)	-	18.80%	-	-	-	-	-	-	-	-
Investment income ratio (2), (5)	-	0.00%	-	-	-	-	-	-	-	-
Expense ratio (3)	-	0.90%	-	-	-	-	-	-	-	-

^ This Subaccount is not available in this product type.

(1) The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2) The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting primarily of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(4) This Subaccount liquidated effective May 2, 2025. The total return calculation is based on the last unit price and investment income ratio is based on income through May 2, 2025 divided by average assets during the year.

(5) The subaccount commenced operations on May 2, 2025. The total return calculation is based on the initial unit price and investment income ratio is based on income from inception through December 31, 2025 divided by average assets during the year. Historical data will not be presented for these Subaccounts.

(8)	Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

23

CMFG Life Insurance Company

Statutory Basis Financial Statements for CMFG Life Insurance Company as of December 31, 2025 and 2024 and for each of the Three Years in the Period Ended December 31, 2025, Supplemental Schedules as of and for the Year Ended December 31, 2025, and Independent Auditor’s Report

Opinions

We have audited the statutory basis financial statements of CMFG Life Insurance Company (the "Company"), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

 1

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, reinsurance contract interrogatories, and supplemental investment risks interrogatories as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 30, 2026

 2

CMFG LIFE INSURANCE COMPANY Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus Years Ended December 31, 2025 and 2024 ($ in 000s)

Admitted Assets	2025	2024

Cash and invested assets
Bonds and notes	$10,639,205	$10,879,957
Common stocks - affiliated	2,480,500	1,998,354
Common stocks - unaffiliated	89,513	73,762
Preferred stocks - unaffiliated	8,827	4,000
Mortgage loans, net of discount - (2025 - $15,545; 2024 - $20,412)	2,379,918	2,007,097
Real estate occupied by the Company, at cost less accumulated depreciation	132,176	139,741
Real estate held for production of income, at cost less accumulated depreciation	6,473	9,723
Contract loans	147,799	132,373
Derivatives	422,753	35,210
Other invested assets	2,388,650	2,277,499
Receivables for securities sold	7,408	165
Securities lending assets	392,240	386,736
Cash, cash equivalents and short-term investments	82,033	207,019

Total cash and invested assets	19,177,495	18,151,636

Premiums deferred and uncollected	293,149	365,596
Accrued net investment income	105,611	106,430
Federal income taxes recoverable	109,218	29,423
Net deferred tax asset	157,651	206,260
Amounts due from reinsurers	43,756	34,031
Electronic data processing equipment - at cost less accumulated depreciation	3,791	-
Receivables from affiliates	356,112	335,043
Admitted disallowed interest maintenance reserve	20,420	10,787
Other assets	116,025	111,118
Separate account assets	10,912,189	10,806,299

Total admitted assets	$31,295,417	$30,156,623

See accompanying notes to statutory basis financial statements	4

CMFG LIFE INSURANCE COMPANY Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued Years Ended December 31, 2025 and 2024 ($ in 000s)

Liabilities and Capital and Surplus	2025	2024

Liabilities
Policy reserves
Life insurance and annuity contracts	$8,166,562	$10,563,668
Accident and health contracts	1,154,530	1,107,512
Liability for deposit-type contracts	1,261,964	1,136,912
Policy and contract claims	185,517	201,968
Dividends payable to policyholders	27,807	28,015
Advance premium and experience refunds	85,138	95,337
Reinsurance payable	7,032	22,808
Liability for employee retirement plans	286,108	263,873
Amount held for others	41,511	43,913
Payable to affiliates	76,128	47,753
Commissions, expenses, taxes, licenses, and fees accrued	278,249	253,511
Notes and interest payable	200,022	-
Funds held under reinsurance treaties	5,494,310	-
Asset valuation reserve	990,449	889,575
Derivatives	300,245	15,057
Payable for securities purchased	26,614	37,105
Margin liabilities	947,790	697,860
Other liabilities	2,597	10,919
Payable for securities lending	392,240	386,736
Transfers to (from) separate accounts	(2,947,021)	(48,737)
Separate account liabilities	10,912,189	10,806,299

Total liabilities	27,889,981	26,560,084

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares authorized, issued and outstanding	7,500	7,500
Paid-in capital	1,309,401	1,292,277
Surplus notes	38,636	46,364
Unassigned surplus	2,049,899	2,250,398

Total capital and surplus	3,405,436	3,596,539

Total liabilities and capital and surplus	$31,295,417	$30,156,623

See accompanying notes to statutory basis financial statements	5

CMFG LIFE INSURANCE COMPANY Statutory Basis Statements of Operations Years Ended December 31, 2025, 2024, and 2023 ($ in 000s)

	2025	2024	2023
Income
Premiums and other considerations
Life and annuity contracts	$(1,927,738)	$3,497,523	$3,429,086
Accident and health contracts	547,091	568,732	590,840
Supplementary contracts	14,070	19,720	15,639
Net investment income	943,571	825,540	626,258
Reinsurance commissions	106,616	11,010	1,036
Commission and fee income	101,521	103,713	97,504
Other income	49,363	50,089	47,049

Total income	(165,506)	5,076,327	4,807,412

Benefits and expenses
Death and annuity benefits	972,351	908,593	830,411
Disability and accident and health benefits	207,959	220,458	227,323
Interest on deposit-type contracts	50,316	59,571	50,678
Other benefits to policyholders and beneficiaries	1,851	1,207	1,729
Surrender benefits	2,579,122	2,241,151	2,058,580
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract funds, and group conversions	31,972	31,309	32,795
Increase (decrease) in policy reserves-life and annuity contracts and accident and health insurance	(2,350,088)	396,552	226,158
General insurance expenses	819,467	778,943	772,531
Insurance taxes, licenses, fees, and commissions	396,039	356,809	269,129
Net transfers to (from) separate accounts	(3,114,802)	(295,116)	186,598

Total benefits and expenses	(405,813)	4,699,477	4,655,932

Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	240,307	376,850	151,480

Dividends to policyholders	27,577	31,095	25,534

Income before net realized capital gains (losses)
Net realized capital gains (losses), excluding gains transferred	212,730	345,755	125,946
Federal income tax expense (benefit)	(164,972)	(115,269)	(16,080)
Income before net realized capital gains (losses)	377,702	461,024	142,026
Net realized capital losses, excluding gains transferred to IMR, net of tax expense (2025 - $66,416; 2024 - $74,877; 2023 - $18,432) excluding taxes transferred to IMR (2025 - $4,878; 2024 - $5,560; 2023 - $2,681)	(48,703)	(82,531)	(24,662)

Net income	$328,999	$378,493	$117,364

See accompanying notes to statutory basis financial statements	6

CMFG LIFE INSURANCE COMPANY Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2025, 2024, and 2023 ($ in 000s)

	2025	2024	2023
Capital and surplus at beginning of year	$3,596,539	$2,952,772	$3,058,467
Additions (deductions)
Net income	328,999	378,493	117,364
Change in unrealized capital losses, net of tax expense (benefit) - (2025 - ($13,325); 2024 - ($6,174); 2023 - $7,662)	(3,917)	(39,490)	(112,979)
Change in unrealized foreign exchange capital gains (losses), net of tax expense (benefit) - (2025 - $348; 2024 - ($153); 2023 - $88)	833	476	(613)
Change in net deferred income tax	(83,747)	(35,054)	25,995
Change in nonadmitted assets	117,654	24,457	119,137
Change in asset valuation reserve	(100,874)	(75,166)	(270,733)
Change in employee retirement plans, net of tax expense (benefit) - (2025 - ($641); 2024 - $2,026; 2023 - ($1,115))	(2,447)	7,623	(4,029)
Dividends to stockholder	(457,000)	-	-
Capital contribution from parent	17,124	390,155	27,890
Change in surplus notes	(7,728)	(7,727)	(7,727)

Net additions (deductions)	(191,103)	643,767	(105,695)

Capital and surplus at end of year	$3,405,436	$3,596,539	$2,952,772

See accompanying notes to statutory basis financial statements	7

CMFG LIFE INSURANCE COMPANY Statutory Basis Statements of Cash Flows Years Ended December 31, 2025, 2024, and 2023 ($ in 000s)

	2025	2024	2023
Cash from operating activities
Premiums and other considerations	$4,202,251	$4,034,166	$3,994,754
Net investment income received	935,168	744,739	609,024
Other income	271,290	109,439	214,766
Policy and contract benefits and dividends paid	(3,839,489)	(3,440,648)	(3,174,214)
Operating expenses paid	(1,152,328)	(1,032,620)	(1,042,640)
Federal income taxes (paid) received	(85,536)	(9,564)	14,606
Net transfers (to) from separate accounts	236,933	122,361	(196,881)

Net cash provided by operating activities	568,289	527,873	419,415

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	2,513,796	1,449,184	482,648
Stocks	106,650	128,835	111,744
Mortgage loans	190,425	114,547	127,472
Real estate	-	5,338	6,910
Other invested assets	241,506	279,109	407,686
Net change in receivables from securities sold	(591)	154	21
Miscellaneous proceeds	2,201	51,358	54,242
Total investment proceeds	3,053,987	2,028,525	1,190,723
Cost of investments acquired
Bonds and notes	2,635,763	2,243,308	580,559
Stocks	409,070	136,088	185,165
Mortgage loans	202,320	198,748	117,404
Real estate	485	4,709	5,830
Other invested assets	328,786	310,686	308,899
Miscellaneous applications	396,698	104,196	118,663
Total investments acquired	3,973,122	2,997,735	1,316,520
Net (increase) in contract loans	(15,426)	(12,882)	(8,405)

Net cash used in investing activities	(934,561)	(982,092)	(134,202)

Cash from financing and miscellaneous activities
Paid-in surplus	17,124	390,155	27,890
Borrowed (repaid) funds, net	213,841	(119,386)	(233,075)
Payment of surplus notes	(7,727)	(7,727)	(7,727)
Net deposits (withdrawals) on deposit-type contracts	76,727	121,952	146,101
Dividends to stockholder	(357,000)	-	-
Other cash provided	298,321	16,562	4,527

Net cash provided by (used in) financing and miscellaneous activities	241,286	401,556	(62,284)

See accompanying notes to statutory basis financial statements	8

CMFG LIFE INSURANCE COMPANY Statutory Basis Statements of Cash Flows, continued Years Ended December 31, 2025, 2024, and 2023 ($ in 000s)

	2025	2024	2023
Net change in cash, cash equivalents and short-term investments	$(124,986)	$(52,663)	$222,929
Cash, cash equivalents and short-term investments at the beginning of year	207,019	259,682	36,753

Cash, cash equivalents and short-term investments at the end of year	$82,033	$207,019	$259,682

Supplemental disclosure of cash and non-cash information
Cash paid during the year for interest	$13,104	$20,281	$18,163
Cash paid for purchase of transferable tax credits	104,689	44,288	-
Non-cash exchange of bonds and notes	1,514,968	9,383	27,034
Non-cash receipt of debt securities from securities lending, net	12,654	3,134	3,121
Interest capitalization	34	1,092	784
Receipt of bonds and notes to settle receivable from affiliates	439,806	109,597	119,328
Transfer of bonds and notes to settle payable to affiliate	-	-	40,702
Capital contribution for forgiveness of intercompany payables from parent	-	-	60,000
Dividend income - receipt of bonds from subsidiary	37,089	24,997	41,427
Dividend income - receipt of stock from subsidiary	-	55,370	-
Dividend to parent - settlement of intercompany receivable	100,000	-
Exchange of mortgage loans with subsidiary	311,521	156,718	72,652
Non-cash acquisition of real estate through a deed in lieu of disclosure	-	12,762	-
Capital contribution of deferred tax asset to affiliate	43,397	-	-
Capital contribution for affiliated reinsurance agreement	99,923	-	-

See accompanying notes to statutory basis financial statements	9

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Note 1: Nature of Business

CMFG Life Insurance Company (“CMFG Life” or the “Company”) is a stock life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. The Company’s primary products include group credit life and group credit disability, retirement plan group annuities and plan administration, group life and disability products and individual life, health and annuity policies. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses, most of which are targeted and designed for credit unions and their members.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represented more than 11% of the Company’s premium for any of the years ended December 31, 2025, 2024, and 2023. The Company’s group and individual annuity premiums represented 55%, 55%, and 57% of total premiums for the years ended December 31, 2025, 2024, and 2023, respectively.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of these transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Prescribed Statutory Accounting Practice

CMFG Life uses the following prescribed statutory accounting practice approved by the Insurance Department which differs from practices in the APPM: CMFG Life holds bonds, limited partnerships, mortgage loans and derivatives in its separate account and insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports certain assets at amortized cost, including the mortgage loans and bonds allocated to the separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity, and single premium deferred index-linked interest options annuity (“registered indexed annuities”). Bonds are held at amortized cost or at fair value, based on the security’s NAIC designation. Additionally, limited partnership investments are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. Net income is not affected by this prescribed practice.

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31.

	Capital and Surplus
	2025	2024
As determined using APPM	$3,227,012	$3,170,545
Prescribed practice
Carrying value of separate account assets	178,424	425,994
Total effect of prescribed practice	178,424	425,994
As reported	$3,405,436	$3,596,539

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, a portion of prepaid expenses, furniture, equipment, a portion of software, negative interest maintenance reserve (“IMR”) that exceeds 10% of adjusted capital and surplus, a portion of goodwill and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

Redeemable preferred stock is carried at fair value for both GAAP and statutory and is generally included with bonds and notes for statutory but within debt securities for GAAP.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships.

Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory carrying value. The financial statements of affiliates must be audited, or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the statement of changes in capital and surplus as changes in net unrealized capital (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of operations and comprehensive income.

Dividend income from affiliates is recorded in net investment income. Under GAAP, dividends reduce the carrying value of the investment in unconsolidated affiliates.

For statutory accounting, the change in fair value of unaffiliated common stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

For statutory accounting, the amortization of low-income housing tax credit investments (“LIHTC”) is reported in net investment income, whereas for GAAP reporting, the amortization is reported in income tax expense.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as net realized capital gains (losses). For statutory accounting, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as net realized capital gains (losses). On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting or are ineffective hedges are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold the security until it has recovered, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics and considers current economic conditions to establish an estimate of lifetime credit losses, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

All leases are classified as operating leases for statutory accounting. Under GAAP, a right-of-use (“ROU”) asset and lease liability are recorded for all leases. ROU assets are depreciated on a straight-line basis, and the lease liability is reduced over the lease term as payments are made.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Additionally, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the IMR defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting, employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis, these items are reflected in the Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Deposits, surrenders, and benefits on certain annuity and deposit administration contracts, including those recorded in the separate accounts, are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities, and single premium deferred index-linked interest option annuities are reported as a separate account product for statutory accounting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Under statutory accounting, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of their own buildings. Such income and expense are not recorded under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP they are reported as a liability.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquisition is accounted for using the purchase method, such that goodwill is the difference between the acquisition price and the fair values of the acquired assets and liabilities. Acquired assets include intangible assets. After the acquisition, intangible assets with definite lives are amortized to income over the expected period of benefit. Under GAAP, a non-public business entity can elect to amortize goodwill. Further, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill, to the acquired entity’s balance sheet (“pushdown accounting”). For statutory accounting, goodwill is the difference between the acquisition price and the statutory book value of the acquired entity and the acquiring entity records goodwill as a component of the investment in the acquired subsidiary. Intangible assets other than goodwill are not recognized and pushdown accounting is not allowed for statutory reporting. Statutory goodwill is amortized over ten years as an adjustment to unrealized capital gains (losses) and goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, policy reserve valuations, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Common stocks – affiliated: Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage applied to the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and previous net unrealized capital gains are reversed.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments and discounts. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Discounts are amortized over the life of the loan using the constant yield method. The amortization is recorded in interest income.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Real estate: Real estate occupied by the Company and real estate held for the production of income (acquired in the satisfaction of debt) is carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized capital gains (losses). Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and limited liability companies (together, “limited partnerships”), low income housing tax credits (“LIHTC”) and investments in surplus notes are carried at amortized cost.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

LIHTC investments are investments in partnerships that generate and realize low income housing tax credits. LIHTC investments are carried at amortized cost, unless considered impaired, and are accounted for using the proportional amortization method. Under the proportional amortization method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

Securities lending assets and payable for securities lending: The Company and its related separate account participate in a securities lending program, whereby certain securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities; the Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the fair value of the loaned securities. The Company reinvests the collateral in reverse repurchase agreements, which are recorded at amortized cost and are included in securities lending assets and separate account assets, for the general account and separate account, respectively. The loaned securities remain an asset of the Company. A liability is also recorded for the same amount to reflect the obligation to return the collateral to the payer.

The Company typically invests cash collateral in short-term securities through the use of reverse repurchase agreements. Under reverse repurchase agreements, the Company transfers cash or short-term securities to approved counterparties and receives U.S. Treasury or investment grade securities pledged as collateral.

Income associated with securities lending transactions within the general account is reported as a component of net investment income on the Company’s statutory basis statements of operations.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

The Company’s exposure to credit risk related to the securities lending program and reverse repurchase agreements is limited, due to the nature of the collateral received. The Company has counterparty exposure on these transactions in the event of a counterparty default to the extent the collateral security’s value declines below the amount of cash or securities the Company delivered to acquire the collateral. The short-term nature of the transactions reduces that exposure. See Note 3 for further details on the Company’s securities lending program.

Net investment income: Interest income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments.

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2025 are shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	2	$2,733	$2,854
Total	2	$2,733	$2,854

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2024 are shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	3	$9,641	$9,421
Total	3	$9,641	$9,421

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Derivatives

Consistent with its risk management strategy, the Company uses derivatives, such as swaps, options, and futures to manage exposure to various interest rate, currency, and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost. When such derivatives are sold or otherwise disposed of, the Company records a net realized capital gain (loss).

The Company may designate certain derivatives as fair value hedges or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. The Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded as unrealized capital gains (losses) within net investment income.

Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives that qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivatives used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less. Short-term investments and cash equivalents, other than money market mutual funds, are reported at amortized cost, which approximates fair value. Money market mutual funds are valued based on the closing price as of December 31.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Electronic Data Processing Equipment, Software, Furniture and Equipment

Equipment and computer software are carried at cost net of accumulated depreciation; other than electronic data processing (“EDP”) equipment, most such assets are nonadmitted. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of furniture and equipment, and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software as of December 31:

	2025	2024

Electronic data processing equipment-admitted
Electronic data processing equipment	$38,401	$37,094
Accumulated depreciation	(34,610)	(37,094)

Net electronic data processing equipment-admitted	3,791	-

Equipment and software-nonadmitted
Furniture and equipment	39,483	39,341
Internally developed software	297,973	274,094
Purchased software	24,503	28,748

Total equipment and software-nonadmitted	361,959	342,183
Accumulated depreciation-nonadmitted	(283,302)	(259,451)
Net equipment and software-nonadmitted	78,657	82,732

Net equipment and software	$82,448	$82,732

Depreciation expense totaled $11,384, $12,559, and $15,731, in 2025, 2024, and 2023, respectively.

In 2025, 2024, and 2023, the Company sold equipment (that was previously nonadmitted) and recognized a pre-tax gain in other income in the statutory basis statements of operations of $1,630, $3,347, and $9,161, respectively.

Other Assets

Other assets primarily consist of company-owned life insurance (“COLI”), carried at the cash surrender value of $107,853 and $102,762 as of December 31, 2025 and 2024, respectively. Changes to the cash surrender value are recorded in other income in the statutory basis statements of operations. The cash surrender value of COLI was invested in a diversified limited partnership.

Policy Reserves

Credit life and disability reserves: Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve (using applicable mortality tables) or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Group long-term disability reserves: Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table using applicable interest rates, which vary by issue date.

Universal life and variable universal life reserves: All inforce policies have been issued prior to January 1, 2020; therefore, minimum reserves are calculated pursuant to applicable requirements in VM-A and VM-C under the NAIC Valuation Manual (“VM”). Specifically, reserves are computed using the Commissioners’ Reserve Valuation Method (“CRVM”), the NAIC Universal Life Insurance Model Regulation (Appendix A-585), and the NAIC Variable Life Model Regulation (Appendix A-270) as applicable. Interest rates and mortality tables used are in accordance with those allowed under the Standard Valuation Law depending on the year of issue. Continuous assumptions are used for premium payment and claims timing. The variable fund’s cash surrender value under the variable universal life product is held in the separate account.

Pension risk transfer reserves: Pension risk transfer reserves are computed using the Commissioners’ Annuity Reserve Valuation Method (“CARVM”), following the NAIC Valuation Manual Standard 22 requirements for Principle-Based Reserve for non-variable annuities (“VM-22”). The valuation discount rates are determined by taking the lower of the VM-22 valuation rates and the New York Principles Based Reserve (“NY-213”) valuation rates.

Life insurance reserves: Policies issued on or after January 1, 2020 follow the NAIC Valuation Manual Standard 20 requirements for Principle-Based Reserves (“PBR”) for Life Products (“VM-20”), as minimum reserve requirements. Specifically, current PBR reserves are held at the prescribed VM-20 Section 3 Net Premium Reserve floor (“NPR”). Policies issued prior to January 1, 2020 follow minimum reserves pursuant to the applicable requirements in VM-A and VM-C under the NAIC Valuation Manual. Traditional life insurance reserves are computed on either the net level reserve basis or the CRVM basis dependent on product type and issue date using applicable mortality tables and interest rate assumptions.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $698,837 and $942,905 at December 31, 2025 and 2024, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $5,404 and $7,531 at December 31, 2025 and 2024, respectively, in policy reserves on the statutory basis statements of admitted assets, liabilities and capital and surplus for these policies. The Company anticipates net investment income as a factor in the premium deficiency reserve calculation.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Group pension immediate annuity reserves: Group pension immediate annuity reserves are computed using CARVM, which reflects statutory requirements. Valuation interest rates are determined by taking the lower of the VM-22 valuation rate and the NY-213 rate. Interest rates are used in determining the present value of future payments.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the CARVM, along with Actuarial Guideline 33 and 35 and the NAIC Valuation Manual Standard 21 (“VM-21”) for fixed annuities, equity indexed annuities and variable annuities before contract annuitization; single premium immediate annuities and all matured contracts (fixed annuities, equity indexed annuities and variable annuities) in payout phase are computed using CARVM along with VM-22 and NY-213 requirements. For the ten day free look period after issue, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. For contracts that have annuitized, applicable interest rates are used in determining the present value of future payments.

Long-term care reserves: Long-term care (“LTC”) reserves consist of active life reserves and disabled life reserves. LTC active life reserves are computed on the one-year full preliminary term basis. Disabled life reserves are computed as the present value of expected claim payments. Mortality assumptions depend on the issue year and use applicable mortality tables. Morbidity assumptions are based on historical claims experience and industry and consultant experience studies. Lapse rate assumptions are based on issue year and are the maximum allowed termination rates for LTC policies specified in NAIC Valuation Manual Standard 25. Valuation interest rates are the dynamic whole life interest rate based on the issue year. For disabled life reserves, the disablement date is considered to be the issue date for the purpose of determining the mortality tables and interest rates. The Company did not record additional LTC reserves as of December 31, 2025 and 2024.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and funding agreements issued to the Federal Home Loan Bank of Des Moines (“FHLB”).

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Reserves for incurred but not reported losses are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected development on reported credit disability claims is calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Gross reserves for unpaid claims and claim adjustment expenses of $120,622 and $136,279, principally those resulting from a disability, are discounted at rates between 0.66% and 0.99% as of December 31, 2025 and 0.65% and 0.99% as of December 31, 2024, respectively. The aggregate discount deducted from gross reserves was $4,774 and $5,247 as of December 31, 2025 and 2024, respectively. Interest accretion, a result of unwinding the prior year discount, of $1,530, $1,899 and $2,246 was recorded in disability and accident and health benefits within the statutory basis statements of operations for the years ended December 31, 2025, 2024, and 2023, respectively.

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 30% and 32% of the individual life direct and assumed policy reserves of $3,208,911 and $2,991,046 as of December 31, 2025 and 2024, respectively.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life, whole life, universal life, variable universal life, accidental death and dismemberment and LTC insurance premiums are recognized as premium income when due. Annuity deposits and contractual fees are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain credit life and credit disability contracts. Premium for contracts subject to these agreements was $307,375, $306,019, and $340,470 for the years ended December 31, 2025, 2024, and 2023, respectively. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

Credit Union Reimbursements

The Company reimburses credit unions for certain administrative expenses that arise due to the production of new and renewal business, primarily credit insurance, and life and accident and health products sold by direct mail. The Company incurred and expensed $283,952, $230,157, and $253,458 for the years ended December 31, 2025, 2024, and 2023, respectively. Credit union reimbursements are recorded in general insurance expenses in the statutory basis statements of operations.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. In a funds withheld coinsurance transaction the Company transfers invested assets to a funds withheld account, which is structured for the benefit of the assuming company. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company issues variable annuities and variable life insurance policies and assumes registered indexed annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity, variable life insurance and the variable annuity component of the flexible premium variable and index-linked deferred annuity contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in policy reserves for life insurance and annuity contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus.

Transfers to (from) separate accounts represent the net activity related to premiums and deposits received by the Company that are to be transferred to the separate account. It also includes the reimbursement of payments for benefits, surrenders and annuities to be received from the separate account. Additionally, in 2025 certain products from the separate accounts that were included in the funds withheld reinsurance agreement (as described in Note 7, Reinsurance) were included as a transfer from the separate account as of December 31, 2025.

Separate account assets for the variable annuity, variable life, and the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Bonds within the registered indexed annuities separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company also reports mortgage loans held in the separate account at amortized cost. Additionally, limited partnership investments are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations. Net investment income and net realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to registered indexed annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations.

Variable annuity and variable life contract holders are able to invest in investment funds managed for their benefit. Approximately 8% and 9% of the separate account assets are invested in unit investment trusts that are registered with the SEC as of December 31, 2025 and 2024, respectively.

The Company invests the registered indexed annuity premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with the issuance date. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period.

Assets and liabilities are translated at the exchange rate existing at December 31. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains (losses) until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, the Company admits the IMR asset until it reaches 10% of adjusted capital and surplus. The net IMR asset is included in other assets in the statutory basis statements of admitted assets, liabilities and capital and surplus.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

Company’s gains and losses on sales of investments were transferred to IMR in compliance with the Company’s investment policies and procedures. Asset sales that generated admitted negative IMR were not compelled by liquidity pressures. The Company’s insulated separate account also admits disallowed IMR of $12,209 . There was no allocation of net negative IMR between the general account and insulated separate account. The table below provides information regarding the admitted negative IMR.

	As of December 31,
	2025	2024

Net negative IMR - general account	$20,420	$10,787
Reported capital and surplus[1]	$3,480,967	$3,596,539
Adjustments:
Goodwill	(288,410)	(260,504)
EDP Equipment	(4,123)	-
Net deferred tax asset (DTA)	(205,126)	(206,260)
Net Negative (disallowed) IMR	(13,546)	(10,787)
Adjusted capital and surplus[1]	$2,969,762	$3,118,988
Percentage of adjusted capital and surplus	0.7%	0.3%

[1] Per IMR guidance, the reported capital and surplus adjustment values are as of September 30, 2025 and December 31, 2024.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks, limited partnerships, and derivatives. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are largely based upon contractual rates applied to the fair value of the customer’s portfolio and are recognized on a pro rata basis. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s employees participate in qualified defined benefit pension plans sponsored by TruStage Financial Group, Inc. (“TruStage”), the Company’s parent. The Company records an expense for its contribution and the administration of the plan by the parent. This expense is recorded in general insurance expenses on the statutory basis statements of operations.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

The Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. The accrued benefit liability is included within the liability for employee retirement benefit plans on the statutory basis statement of admitted assets, liabilities and capital and surplus. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost and interest cost. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

The Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation and amortization of actuarial gains and losses.

Recently Adopted Accounting Standards Update

Effective January 1, 2025, the Company adopted updated NAIC guidance related to its bond definition project that clarified the definition of bond investments. The new principles-based bond definition criteria is applied to securities to determine whether they should be classified as long-term bonds, equity securities or other invested assets for statutory reporting purposes. Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an issuer credit obligation or an asset-backed security. Securities with equity-like characteristics or ownership interests are not bonds and are to be reported separately. Upon adoption, the Company did not have any material changes to the classification of investments. The NAIC guidance did not require retrospective adjustment to previously presented amounts.

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2025 are as follows.

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

Issuer credit obligations:
U.S. government obligations	$170,083	$-	$(39,021)	$131,062
Bonds issued by funds representing operating entities	412,703	1,466	(26,834)	387,335
Corporate bonds	5,589,274	37,671	(523,825)	5,103,120
Mortgage loans that qualify as SVO-identified credit tenant loans	44,815	6	(3,247)	41,574
Municipal bonds - general obligations	21,619	817	(576)	21,860
Municipal bonds - special revenue	444,637	1,533	(67,686)	378,484
Non-U.S. sovereign jurisdiction securities	52,151	1,313	(1,833)	51,631
Project finance bonds issued by operating entities	27,813	1,420	(7)	29,226
Total issuer credit obligations	6,763,095	44,226	(663,029)	6,144,292

Asset-backed securities:
Agency commercial mortgage-backed securities - guaranteed	429,269	1,397	(25,996)	404,670
Agency commercial mortgage-backed securities - non-guaranteed	15,191	-	(425)	14,766
Agency residential mortgage-backed securities - guaranteed	240,169	391	(20,620)	219,940
Lease-backed securities	59,167	86	(2,332)	56,921
Non-agency CLOS/CBOS/CDOS	1,984,733	1,869	(2,792)	1,983,810
Non-agency commercial mortgage-backed securities	306,728	1,194	(13,366)	294,556
Non-agency residential mortgage-backed securities	262,750	7,053	(15,905)	253,898
Other financial asset-backed securities - non-self-liquidating	141,529	357	(3,628)	138,258
Other financial asset-backed securities - self-liquidating	287,576	1,540	(9,519)	279,597
Other non-financial asset-backed securities - practical expedient	64,770	1,726	(2,384)	64,112
Non-financial asset-backed securities - full analysis	84,228	343	(1,476)	83,095

Total asset-backed securities	3,876,110	15,956	(98,443)	3,793,623

Total bonds and notes	$10,639,205	$60,182	$(761,472)	$9,937,915

  CMFG LIFE INSURANCE COMPANY

  Notes to Statutory Basis Financial Statements

  ($ in 000s)

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2024 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$175,972	$-	$(38,247)	$137,725
All other governments	14,168	30	(1,269)	12,929
States, territories and possessions	20,685	303	(962)	20,026
Political subdivisions of states, territories and possessions	241,258	897	(22,544)	219,611
Special revenue and special assessment obligations	13,135	-	(1,064)	12,071
Industrial and miscellaneous	6,850,326	19,474	(700,917)	6,168,883
Residential mortgage-backed securities	474,799	5,572	(37,190)	443,181
Commercial mortgage-backed securities	672,209	1,050	(63,229)	610,030
Non-mortgage asset-backed securities
Other structured securities	2,297,061	14,194	(23,728)	2,287,527
Other - affiliated	120,344	-	(1,708)	118,636

Total bonds and notes	$10,879,957	$41,520	$(890,858)	$10,030,619

The statement value and fair value of bonds and notes at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$275,134	$273,603
Due after one year through five years	1,652,479	1,608,426
Due after five years through ten years	1,283,083	1,226,359
Due after ten years	3,552,399	3,035,904
Residential mortgage-backed securities	485,108	456,040
Commercial mortgage-backed securities	873,313	832,898
Non-mortgage asset-backed securities Other structured securities	2,517,689	2,504,685
Total bonds and notes	$10,639,205	$9,937,915

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Common Stocks – Affiliated

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CUNA Mutual Investment Corporation (“CMIC”), which is primarily a holding company and has a statutory carrying value of $1,239,544 and $1,190,072 at December 31, 2025 and 2024, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer and 100% of CUNA Brokerage Services, Inc. (“CBSI”), a broker dealer.

The Company also owns the common stock of American Memorial Life Insurance Company (“AMLIC”) and Union Security Insurance Company (“USIC”), which along with Mt. Rushmore Road, LLC (“Mt. Rushmore”) was acquired for $1,117,336 in 2021 and was accounted for using the statutory purchase method. This resulted in goodwill of $696,291. The purchase price was allocated as follows: AMLIC $893,602, USIC $217,734 and Mt. Rushmore $6,000 (Mt. Rushmore is included with real estate occupied by the Company). AMLIC and USIC are wholly-owned subsidiaries of CMFG Life.

In 2025, the Company filed with the NAIC the statement values of CMIC, AMLIC and USIC owned as of December 31, 2024 and the NAIC accepted the submitted statement values. The Company is in the process of submitting a NAIC filing for the 2025 statement values for CMIC, AMLIC, USIC and MLIC.

The Company amortized $69,638, $69,638, and $68,747 of goodwill as an unrealized capital loss in 2025, 2024, and 2023, respectively.

The calculation of the gross carrying value for AMLIC and USIC, as of December 31, 2025 and 2024 is as follows:

AMLIC	2025	2024

Investment in equity interest of AMLIC	$522,430	$367,456
Admitted goodwill	293,774	256,524
Total investment in AMLIC	$816,204	$623,980
Admitted goodwill as a percentage of book adjusted carrying value	36%	41%

USIC	2025	2024

Investment in equity interest of USIC	$123,037	$128,220
Admitted goodwill	4,557	3,980
Total investment in USIC	$127,594	$132,200
Admitted goodwill as a percentage of book adjusted carrying value	4%	3%

29

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The calculation of adjusted surplus and admitted goodwill for CMFG Life as of December 31 is as follows:

	2025	2024
Surplus as of September 30 (the most recently filed statement)	$3,480,967	$2,943,965
Adjustments to surplus - September 30
Admitted goodwill	(288,410)	(257,573)
EDP equipment	(4,123)	(5,987)
Net deferred tax assets	(205,126)	(75,364)

Adjusted surplus	$2,983,308	$2,605,041

Admitted goodwill as percentage of adjusted surplus	10%	10%

Admitted goodwill	$298,331	$260,504

The Company owns 100% of TFG Bermuda Reinsurance Company, LTD (”TFG Bermuda”), an affiliated reinsurance captive domiciled in Bermuda. TFG Bermuda was established in 2025 with an initial capital infusion of $1,250. See Note 6 Related Party Transactions for information on additional contributions. The Company’s investment in TFG Bermuda was $254,505 as of December 31, 2025. The financial statements of TFG Bermuda will be audited for the year ended December 31, 2025.

Common and Preferred Stocks – Unaffiliated

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2025	$89,026	$1,409	$(922)	$89,513
December 31, 2024	73,276	1,408	(922)	73,762

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2025	$8,827	$141	$-	$8,968
December 31, 2024	4,000	61	-	4,061

30

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Mortgage Loans

The Company’s mortgage loan portfolio consists of commercial mortgage loans. All outstanding loans are collateralized by completed properties. At December 31, 2025, the loan portfolio had an average remaining life of 4.9 years, with all principal due prior to 2052. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 1.4% of the aggregate loan portfolio balance.

The following table provides the current and past due principal amounts of the mortgage loan portfolio at December 31.

	2025	2024
Current	$2,395,463	$2,027,509
Total principal	$2,395,463	$2,027,509

There were no impaired loans and the Company has no interest accrued greater than 90 days past due as of December 31, 2025 and 2024.

The Company’s mortgage loans relate to properties located throughout the United States. The following table identifies states with greater than 5% of the loan portfolio, based on the current principal amounts, at December 31.

	2025	2024
California	22.4%	21.5%
New York	8.4	8.2
Texas	6.4	*
Wisconsin	6.0	6.3
Washington	5.1	*
Illinois	*	5.3

*Less than 5% of the loan portfolio.

31

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The types of properties collateralizing the mortgage loans, based on the current principal amounts, at December 31 are as follows:

	2025	2024
Industrial	36.5%	35.2%
Apartment	31.8	33.6
Retail	17.9	18.7
Office	10.4	9.9
Other	3.4	2.6

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2025 or 2024 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2025 or 2024.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent credit risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the loan portfolio is performed on a quarterly basis to identify emerging credit risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2025, there were no mortgage loans in nonaccrual status and no valuation allowance was established. As of December 31, 2023, there was one mortgage loan in nonaccrual status with a carrying value of $12,762 and a $500 valuation allowance was established. In 2024, the Company acquired the property in satisfaction of the loan and the allowance was reversed. There was no gain or loss recorded on this transaction. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

32

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Loan to value and debt service coverage ratios were as follows at December 31, 2025 and 2024.

	2025		2024
Loan to Value	Principal Amount	Average Debt Service Coverage Ratio	Principal Amount	Average Debt Service Coverage Ratio

Less than 65%	$2,084,540	2.78	$1,637,399	2.76
65% to 74%	221,994	1.83	211,807	1.89
75% to 100%	83,458	1.68	178,303	1.67
Greater than 100%	5,471	1.66	-	-

Total	$2,395,463	2.72	$2,027,509	2.67

Real Estate

Real estate investments consisted of the following at December 31.

	2025	2024
Real estate occupied by the Company	$260,547	$260,142
Accumulated depreciation	(128,371)	(120,401)

Net real estate occupied by the Company	$132,176	$139,741

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $131, $49, and $276 for the years ended December 31, 2025, 2024, and 2023, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $7,961, $6,819, and $11,628 for the years ended December 31, 2025, 2024, and 2023, respectively. In 2024, the Company acquired real estate owned property with a fair value of $12,762 which had previously been collateral for a mortgage loan. This transaction was accomplished through a deed in lieu of foreclosure and accordingly involved no cash payments and is not included in the statutory basis statements of cash flows. The Company subsequently recorded impairments of $3,118 and $2,990 on this property in 2025 and 2024, respectively. There were no impairments recognized on real estate in 2023.

Derivatives

Consistent with its risk management strategy, the Company utilizes derivatives to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, equity futures, cross currency swaps, interest rate swaps and options.

33

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Futures contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and limited partnerships are classified as foreign currency fair value hedges.

Foreign currency futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in unrealized capital gains (losses).

Equity futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s investment in limited partnerships in MCA Funds Holding Company LLC (“MCA Funds Holding”). The futures are valued at fair value and recorded through net unrealized capital gains (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Cross currency swaps: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Settlement payments between the Company and its counterparties on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of net realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 29 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest rate swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. A net receipt and a net payment are recorded as an increase to and a decrease to net investment income, respectively.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Settlement payments between the Company and its counterparties on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of net realized capital gains (losses).

34

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. There were no cash flow hedges as of December 31, 2025 and 2024. During 2025, 2024, and 2023, there were no cash flow hedges discontinued as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

Options: The Company issues equity-indexed annuity and registered indexed annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the Standard & Poor’s 500 Composite Price Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in net unrealized capital gains (losses). When the options are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Credit risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings and collateral requirements. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2025, the Company had exposure, net of collateral, of $6,146 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $6,552 at December 31, 2025.

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2025.

	Statement Value Assets	Statement Value Liabilities	Notional Value	Fair Value Assets	Fair Value Liabilities
Futures contracts	$-	$938	$121,155	$-	$938
Cross currency swaps	8,319	21,627	538,301	25,397	13,429
Interest rate swaps	1,499	16,725	400,000	1,499	16,725
Purchased options contracts	412,935	-	3,765,549	412,935	-
Written options contracts	-	260,955	4,091,769	-	260,955

Total derivatives	$422,753	$300,245	$8,916,774	$439,831	$292,047

35

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2024.

	Statement Value Assets	Statement Value Liabilities	Notional Value	Fair Value Assets	Fair Value Liabilities
Futures contracts	$-	$308	$101,409	$2,069	$-
Cross currency swaps	34,754	1,499	482,223	36,418	3,262
Interest rate swaps	-	12,877	455,000	678	12,998
Purchased options contracts	456	-	3,186	456	-
Written options contracts	-	373	3,283	-	373

Total derivatives	$35,210	$15,057	$1,045,101	$39,621	$16,633

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships at December 31, 2025.

	Net Realized Capital Gains (Losses)	Net Unrealized Capital Gains (Losses)	Total
Foreign currency risk hedges	$(8,799)	$(3,005)	$(11,804)
Interest and credit risk hedges	-	(2,349)	(2,349)
Equity risk hedges	37,436	61,897	99,333
Total	$28,637	$56,543	$85,180

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships at December 31, 2024.

	Net Realized Capital Gains (Losses)	Net Unrealized Capital Gains (Losses)	Total
Foreign currency risk hedges	$3,400	$4,109	$7,509
Interest and credit risk hedges	-	(12,877)	(12,877)
Equity risk hedges	96	(46)	50
Total	$3,496	$(8,814)	$(5,318)

36

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table presents non-cash collateral received on margin accounts related to derivative transactions not recorded on the statutory basis statements of admitted assets, liabilities and capital and surplus for the year ended December 31, 2025 and 2024.

	2025	2024
U.S. government and agencies	$-	$-
Total margin account non-cash collateral	$-	$-

None of the non-cash collateral received on margin accounts related to derivative transactions has been pledged or sold as of December 31, 2025.

Other Invested Assets

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31.

	2025	2024
Mezzanine	$3	$8
Private equity	-	6
Total limited partnerships	$3	$14

The Company did not make additional investments in the unaffiliated limited partnerships in 2025 or 2024. The Company made additional investments in unaffiliated limited partnerships of $8 in 2023.

The Company owns MCA Fund III Holding Company LLC (“MCA Fund III Holding”), an affiliated limited liability company (“LLC”), which holds investments in unaffiliated limited partnerships.

The financial statements of MCA Fund III Holding were not audited at December 31, 2025 and therefore the Company utilized the look-through approach for the valuation. The financial statements of MCA Fund III Holding were audited at December 31, 2024, and the Company did not utilize the look-through approach for the valuation of MCA Fund III Holding.

On September 1, 2025, the Company exchanged a 9% interest in MCA Fund IV LP (“MCA Fund IV”) to its separate account for other invested assets. After the exchange, the Company holds a 91% interest in MCA Fund IV. Additionally, the Company has a 75% interest in MCA Fund V.

The financial statements of MCA Fund IV and MCA Fund V were not audited at December 31, 2025 and 2024, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships on a lag, based on the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, funded commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships.

37

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The Company made additional investments in its affiliated limited partnerships during the years ended December 31, 2025, 2024, and 2023 as follows:

	2025	2024	2023

MCA Fund III LP	$6,013	$9,948	$12,622
MCA Fund IV LP	27,575	70,384	103,557
MCA Fund V LP	147,899	174,565	181,403

Total additional investments in affiliated limited partnerships	$181,487	$254,897	$297,582

The Company’s investments in an affiliated LLC and limited partnerships at December 31 are shown in the table below.

	2025	2024

MCA Fund III Holding	$437,044	$346,166
MCA Fund IV LP	878,031	1,051,487
MCA Fund V LP	773,226	608,131

Total investments in affiliated LLC and limited partnerships	$2,088,301	$2,005,784

The carrying value of the underlying limited partnerships reflected in the Company’s investment approximates its total investment from the previous table with the exception of MCA Fund III Holding. The carrying value of the underlying limited partnerships held by MCA Fund III LP is $434,777 and $521,336 at December 31, 2025 and 2024.

The Company’s maximum exposure to loss associated with an affiliated LLC and limited partnerships is shown in the table below.

	2025	2024

MCA Fund III Holding	$542,249	$464,572
MCA Fund IV LP	1,058,191	1,312,441
MCA Fund V LP	1,203,766	1,204,754

Total maximum exposure to loss of affiliate LLC and limited partnerships	$2,804,206	$2,981,767

The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the entity plus other commitments and guarantees to the entity. As described in Note 13, the Company makes commitments to unaffiliated limited partnerships and affiliated limited liability corporations in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2025, 2024, and 2023.

38

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

MCA Fund III LP terminates on January 1, 2034, unless extended, it is sooner dissolved, or by operation of law. MCA Fund IV LP and MCA Fund V LP terminate on January 1, 2037, unless extended, they are sooner dissolved, or by operation of law.

Low Income Housing Tax Credit Investments

The number of remaining years of unexpired tax credits related to LIHTC investments range from 3 to 13 years as of December 31, 2025. The Company expects to hold these investments until 2028 to 2037. The amount of tax credits and other tax benefits recognized during the years ended December 31, 2025, 2024, and 2023 was $32,995, $29,751, and $25,669, respectively; the amount was recognized as a component of income tax expense in the statutory basis statements of operations. The amount of cost amortized under the proportional amortization method during the years ended December 31, 2025, 2024, and 2023 was $25,863, $22,260, and $18,167, respectively; the amounts were recognized as a component of net investment income in the statutory basis statements of operations.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2025	2024

Short-term investments	$4,982	$74,310
Money market mutual funds	55,888	126,401
Cash	21,163	6,308
Total cash, cash equivalents and short-term investments	$82,033	$207,019

39

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Accrued Investment Income

Sources of accrued investment income as of December 31 are shown in the table below.

	2025	2024

Debt securities, available for sale	$92,088	$95,187
Mortgage loans	7,893	6,693
Other	5,630	4,550

Total accrued investment income	$105,611	$106,430

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2025 or 2024 on this basis.

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2025	2024	2023

Bonds and notes	$460,345	$455,080	$403,092
Preferred stocks - unaffiliated	234	349	345
Common stocks - unaffiliated	6,430	5,491	4,869
Common stocks - affiliated	177,000	175,370	103,026
Mortgage loans	95,728	82,393	75,771
Real estate	13,936	12,689	13,497
Contract loans	9,791	8,770	7,594
Other invested assets	213,914	125,038	64,489
Cash, cash equivalents and short-term investments	10,649	7,115	8,180
Derivative financial instruments	5,640	7,939	6,448
Other	17,700	17,263	7,821
Gross investment income	1,011,367	897,497	695,132
Less investment expenses	67,796	71,957	68,874
Net investment income	$943,571	$825,540	$626,258

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Total investment income recognized as a result of prepayment penalties or acceleration fees was $1,078, $1,166, and $286 for the years ended December 31, 2025, 2024, and 2023, respectively.

40

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows.

	2025	2024	2023

Bonds and notes:
Gross gains from sales	$4,138	$22	$448
Gross losses from sales	(26,524)	(6,355)	(4,169)
Other	(2,976)	(1,277)	(2,509)
Other-than-temporary impairment losses	(985)	(577)	(614)
Common stocks - unaffiliated:
Gross losses from sales	-	-	(2,103)
Real estate:
Other	-	(353)	4,106
Other-than-temporary impairment losses	(3,118)	(2,990)	-
Mortgage loans:
Gross gains from sales	255	-	-
Gross losses from sales	-	(20,647)	(6,371)
Other-than-temporary impairment losses	-	-	(500)
Limited partnerships:
Gross losses from distributions	(9)	(29)	(3,912)
Derivative financial instruments	28,637	3,496	(522)
Other	(54)	140	(168)

Net realized capital gains (losses) before taxes and transfer to
interest maintenance reserve	(636)	(28,570)	(16,314)
Income tax expense on net realized capital gains (losses)	(71,294)	(80,436)	(21,113)
Transfer to (from) interest maintenance reserve	23,227	26,475	12,765
Net realized capital gains (losses)	$(48,703)	$(82,531)	$(24,662)

Proceeds from the sale of bonds and notes were $1,269,360, $322,797, and $65,206 in 2025, 2024, and 2023, respectively. Proceeds from the sale of stocks were $106,650, $128,835, and $111,700 in 2025, 2024, and 2023, respectively.

41

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Other-Than-Temporary Impairments of Investments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital gain (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading for a period up to three months as defined by the Company’s policy.

42

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2025. As a result of the subjective nature of these estimates, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant due to the variability of these factors.

The Company did not recognize any OTTI on loan-backed and structured securities during 2025, 2024, and 2023 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The following table identifies the Company’s OTTI by type of investment for the years ended December 31.

	2025	2024	2023

Mortgage-backed securities	$(696)	$(83)	$(29)
Industrial and miscellaneous	(289)	(494)	(585)
Total bonds and notes	(985)	(577)	(614)

Mortgage loans	-	-	(500)
Real estate	(3,118)	(2,990)	-
Total other than temporary impairment losses	$(4,103)	$(3,567)	$(1,114)

There were no loan-backed securities for which a credit related OTTI loss was recognized during the year ended December 31, 2025.

43

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds, notes, and stocks with unrealized losses at December 31, 2025 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2025
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Bonds and notes
Issuer credit obligations	$755,033	$(58,435)	$4,080,221	$(604,594)	$4,835,254	$(663,029)
Asset-backed securities	1,378,374	(14,153)	835,441	(84,290)	2,213,815	(98,443)
Total bonds and notes	2,133,407	(72,588)	4,915,662	(688,884)	7,049,069	(761,472)

Common stock	-	-	2,754	(922)	2,754	(922)

Total temporarily impaired securities	$2,133,407	$(72,588)	$4,918,416	$(689,806)	$7,051,823	$(762,394)

At December 31, 2025, the Company owned 2,147 bonds and notes with a fair value of $7,049,069 in an unrealized loss position. There were 1,584 bonds and notes with a fair value of $4,915,662 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 12.3% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2025 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $6,928,456 or 98.3% of the total fair value of all bonds and notes with unrealized losses at December 31, 2025. Total unrealized losses on investment grade bonds and notes were $749,781 at December 31, 2025.

At December 31, 2025, the Company had one stock with a fair value of $2,754 in an unrealized investment loss position. There was one stock with a fair value of $2,754 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for the common stock with a loss period of twelve months or greater is approximately 25.1% of cost.

44

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2024 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2024
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$54,566	$(4,354)	$83,160	$(33,893)	$137,726	$(38,247)
All other governments	7,762	(262)	2,753	(1,007)	10,515	(1,269)
States, territories and possessions	-	-	9,002	(962)	9,002	(962)
Political subdivisions of states, territories and possessions	67,340	(2,135)	93,596	(20,409)	160,936	(22,544)
Special revenue and special assessment obligations	6,052	(83)	6,019	(981)	12,071	(1,064)
Industrial and miscellaneous	881,225	(29,111)	4,641,669	(671,806)	5,522,894	(700,917)
Residential mortgage backed securities	72,445	(598)	233,264	(36,592)	305,709	(37,190)
Commercial mortgage backed securities	65,506	(1,056)	442,407	(62,173)	507,913	(63,229)
Non-mortgage asset-backed securities
Other structured securities	239,704	(635)	284,077	(23,093)	523,781	(23,728)
Other - affiliated	118,636	(1,708)	-	-	118,636	(1,708)

Total bonds and notes	1,513,236	(39,942)	5,795,947	(850,916)	7,309,183	(890,858)

Common stock	-	-	2,754	(922)	2,754	(922)

Total temporarily
impaired securities	$1,513,236	$(39,942)	$5,798,701	$(851,838)	$7,311,937	$(891,780)

45

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

At December 31, 2024, the Company owned 2,406 bonds and notes with a fair value of $7,309,183 in an unrealized loss position. There were 1,911 bonds and notes with a fair value of $5,795,947 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 12.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2024 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $7,025,951 or 96.1% of the total fair value of all bonds and notes with unrealized losses at December 31, 2024. Total unrealized losses on investment grade bonds and notes were $871,588 at December 31, 2024.

At December 31, 2024, the Company had one stock with a fair value of $2,754 in an unrealized investment loss position. There was one stock with a fair value of $2,754 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for the common stock with a loss period of twelve months or greater is approximately 25.1% of cost.

Investment Credit Risk

The Company maintains diversified investment portfolios including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Net investment income includes self-occupancy rental income of $11,165, $11,129, and $11,708 in 2025, 2024, and 2023, respectively.

46

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Restricted Assets

Iowa law requires the Company to designate assets to the Iowa Insurance Department. In 2023 the Iowa Insurance Department changed the law requiring the Company to hold assets equal to its “legal reserves”. In 2025, the Company established specific accounts to hold those assets required to be designated for the Iowa Insurance Department. The Company also has securities pledged to the FHLB (see Note 11) and as other collateral.

Restricted assets by category as of December 31 are as follows:

	2025			2024
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
FHLB capital stock	82,405	0.3%	0.3%	66,655	0.2%	0.2%
On deposit with states and other regulatory bodies	8,738	0.0%	0.0%	10,347,672	33.8%	34.3%
Pledged collateral to FHLB	1,785,563	5.6%	5.7%	1,252,649	4.1%	4.2%
Other	42,431	0.1%	0.1%	39,063	0.1%	0.1%
Total restricted assets	$1,919,137	6.0%	6.1%	$11,706,039	38.2%	38.8%

In addition, assets in the separate account have been pledged as collateral for FHLB funding agreements with a statement value of $455,923 and $907,973 as of December 31, 2025 and 2024, respectively (see Note 11). The separate account also had collateral held under security lending agreements with a statement value of $169 and $115,294 as of December 31, 2025 and 2024, respectively.

Securities Lending

Securities on loan from the Company related to the securities lending program are included within bonds and notes on the statutory basis statements of admitted assets, liabilities and capital and surplus. The following table identifies the types of securities on loan as of December 31, 2025 and 2024.

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Surplus notes	$7,291	$5,725	$-	$-
Issuer credit obligations	400,326	369,691	-	-
U.S. government	-	-	1,091	1,040
Domestic corporate securities	-	-	380,002	338,158
Foreign corporate securities	-	-	33,381	32,792
Total securities on loan	$407,617	$375,416	$414,474	$371,990

47

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table identifies the types of securities on loan from the Company’s separate accounts as of December 31, 2025 and 2024.

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Domestic corporate securities	$-	$-	$110,406	$101,118
Foreign corporate securities	-	-	10,297	10,032
Total securities on loan	$-	$-	$120,703	$111,150

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2025.

	Remaining Length
	of Securities
	Lending Agreements
	Open¹	Total
Cash and cash equivalents	$392,138	$392,138
Issuer credit obligations	102	102
Total collateral liability	$392,240	$392,240

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2024.

	Remaining Length
	of Securities
	Lending Agreements
	Open¹	Total
Cash and cash equivalents	$373,979	$373,979
U.S. government and agencies	12,757	12,757
Total collateral liability	$386,736	$386,736

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

At December 31, 2025 and 2024, the total collateral on deposit from counterparties was equal to the Company’s obligation to return collateral on deposit from counterparties. The collateral on deposit is unrestricted.

48

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2025.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Over 90 Days	Total
Reverse repurchase agreements	$124,638	$37,500	$230,000	$-	$392,138
Total reinvested cash collateral	$124,638	$37,500	$230,000	$-	$392,138

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2024.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Over 90 Days	Total
Reverse repurchase agreements	$98,979	$107,500	$167,500	$-	$373,979
Total reinvested cash collateral	$98,979	$107,500	$167,500	$-	$373,979

During 2025 and 2024, the Company had a maximum of $402,345 and $402,188, respectively, of securities on loan at fair value at any one time. During 2025 and 2024, the Company’s separate account had a maximum of $124,740 and $125,816, respectively, of securities on loan at fair value at any one time.

The Company earns income from the cash collateral or receives a fee from the borrower. Income related to the securities lending program was $1,142, $1,076, and $1,296 for the years ended December 31, 2025, 2024, and 2023, respectively, and is included in net investment income within the statutory basis statements of operations.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

49

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company use prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for transfers into Level 3 any activity occurring in the fourth quarter prior to the transfer, such as realized gains and losses and all changes in unrealized gains and losses are included within the “transfers into level 3” column of the rollforward.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company uses consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

50

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates the fair value estimates through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels during 2025 and 2024.

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2025.

	Level 1	Level 2	Level 3	Total
Assets
Issuer credit obligations	$-	$392	$-	$392
Asset-backed securities	-	800	-	800
Common stocks - unaffiliated	82,406	-	7,107	89,513
Cash equivalents	55,888	-	-	55,888
Short-term investments	-	4,982	-	4,982
Derivatives
Options	-	412,935	-	412,935
Futures	-	-	-	-
Separate account assets	52,858	2,434,646	-	2,487,504
Total assets	$191,152	$2,853,755	$7,107	$3,052,014
Liabilities
Derivatives
Options	$-	$260,955	$-	$260,955
Futures	938	-	-	938
Total liabilities	$938	$260,955	$-	$261,893

51

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2024.

	Level 1	Level 2	Level 3	Total
Assets
Bonds and notes
Industrial and miscellaneous	$-	$75,464	$-	$75,464
Common stocks - unaffiliated	66,655	-	7,107	73,762
Cash equivalents	101,470	24,931	-	126,401
Derivatives
Options	-	456	-	456
Futures	2,069	-	-	2,069
Separate account assets	19,034	2,681,224	-	2,700,258
Total assets	$189,228	$2,782,075	$7,107	$2,978,410
Liabilities
Derivatives
Options	-	373	-	373
Total liabilities	-	373	-	373

Changes in Level 3 Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2025.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2025	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2025

Common stocks - unaffiliated	$7,107	$-	$-	$-	$-	$7,107
Total assets	$7,107	$-	$-	$-	$-	$7,107

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

52

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2024.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2024	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2024

Common stocks - unaffiliated	9,761	-	-	(2,654)	-	7,107

Total assets	$9,761	$-	$-	$(2,654)	$-	$7,107

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

53

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2025.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Issuer credit obligations	$6,763,095	$6,144,292	$4,193	$6,117,812	$22,287
Asset-backed securities	3,876,110	3,793,623	-	3,637,879	155,744
Common stocks - unaffiliated	89,513	89,513	82,405	-	7,108
Preferred stocks - unaffiliated	8,827	8,968	-	8,968	-
Mortgage loans	2,379,918	2,251,627	-	-	2,251,627
Cash equivalents and short-term investments	60,870	60,870	60,870	-	-
Surplus notes	112,237	109,147	-	109,147	-
Securities lending assets	392,240	392,240	-	392,240	-
Derivatives	422,753	439,831	1	439,830	-
Margin account assets	39,238	39,238	39,238	-	-
LIHTC	145,669	145,669	-	-	145,669
COLI	107,853	107,853	-	-	107,853
Contract loans	147,799	157,374	-	-	157,374
Separate account assets	10,298,216	10,098,342	52,858	8,333,624	1,711,860
Financial instruments recorded as liabilities:
Deposit-type contracts	1,261,964	1,251,568	-	1,251,568	-
Margin liabilities	947,790	947,790	947,790	-	-
Securities lending liabilities	392,240	392,240	-	392,240	-
Derivatives	300,245	292,047	938	291,109	-
Separate account liabilities	10,298,216	10,098,342	52,858	8,333,624	1,711,860
Financial instruments recorded as surplus:
Surplus notes	38,636	40,413	-	40,413	-

54

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2024.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$10,879,957	$10,030,619	$79,393	$9,646,366	$304,860
Common stocks - unaffiliated	73,762	73,762	66,655	-	7,107
Preferred stocks - unaffiliated	4,000	4,061	-	4,061	-
Mortgage loans	2,007,097	1,840,193	-	-	1,840,193
Cash equivalents and short-term investments	200,711	200,750	101,470	99,280	-
Surplus notes	88,712	87,180	-	87,180	-
Securities lending assets	386,736	386,736	-	386,736	-
Derivatives	35,210	39,621	2,069	37,552	-
Margin account assets	39,372	39,372	39,372	-	-
LIHTC	141,544	141,544	-	-	141,544
COLI	102,762	102,762	-	-	102,762
Contract loans	132,373	167,616	-	-	167,616
Separate account assets	10,288,886	9,710,160	19,034	8,139,273	1,551,853
Financial instruments recorded as liabilities:
Deposit-type contracts	1,136,912	1,108,535	-	1,108,535	-
Margin liabilities	697,860	697,860	697,860	-	-
Securities lending liabilities	386,736	386,736	-	386,736	-
Derivatives	15,057	16,633	-	16,633	-
Notes and interest payable	-	-	-	-	-
Separate account liabilities	10,288,886	9,710,160	19,034	8,139,273	1,551,853
Financial instruments recorded as surplus:
Surplus notes	46,364	47,905	-	47,905	-

The carrying amounts for accrued investment income, certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

55

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Determination of Fair Values

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Issuer credit obligations, Asset-backed securities, and Bonds and notes: Consists of U.S. bond exchange traded funds; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Common stocks - unaffiliated: Consists of U.S. common stocks and FHLB common stock as required as a member of FHLB. U.S. common stocks are valued based on unadjusted quoted prices for identical assets in active markets that the Company can access. FHLB valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds. Valuation for money markets is based on the closing price at December 31.

Margin account assets and liabilities: Margin account collateral and liabilities are marked-to-market daily and require cash settlements in the margin account for changes in a derivative contract’s fair value. The carrying amount approximates fair value due to its short-term nature.

Separate account assets and liabilities: Separate account assets consist of money market funds; valuation is based on the closing price at December 31. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Derivatives: Consists of currency futures which are exchange traded; valuation is based on published prices at December 31.

Level 2 Measurements

Issuer credit obligations, Asset-backed securities, and Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of corporate bonds which are classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Securities lending assets and liabilities: Securities lending assets consist of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Securities lending liabilities represent the collateral to be returned to the borrower; the fair value is determined by reference to the fair value of the related securities lending assets.

56

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Derivatives: Consists of derivatives such as options, swaps, and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets measured at fair value are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities measured at fair value represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts, including funding agreements, is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: Notes and interest payable relate to FHLB short term borrowings (repayment in 90 days or less); fair value approximates carrying value due to the short term nature of the borrowing. The fair value of surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Level 3 Measurements

Issuer credit obligations, Asset-backed securities, and Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted to fair value when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

Mortgage loans: The fair value for mortgage loans is estimated based on one or more unobservable inputs using discounted cash flow analyses with interest rates currently being offered in the marketplace for loans to borrowers with similar credit ratings. Loans with similar characteristics within the Company’s portfolio are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

LIHTC: The fair value of LIHTC is based on unadjusted information obtained from general partners of the limited partnership investment.

COLI: The cash surrender value of COLI approximates fair value because it is based on the fair value of the underlying limited partnership investment which is based on unadjusted information obtained from general partners of the limited partnership investment.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

57

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Separate account assets and liabilities: Separate account assets measured at fair value consists of bonds and notes and mortgage loans. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities measured at fair value represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: MLIC, CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc. (“CUMIS VT”), CMIC, CUNA Mutual Insurance Agency, Inc., CUMIS Mortgage Reinsurance Company, CBSI, International Commons, Inc., MEMBERS Capital Advisors, Inc. (“MCA”), CPI Qualified Plan Consultants, Inc. (“CPI”), TruStage, CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc., Family Considerations, Inc, and TFG Bermuda Reinsurance Company, LTD.

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2025	2024	2023

Federal income tax benefit on operations	$(164,972)	$(115,269)	$(16,080)
Federal income tax expense on
net realized capital gains	66,416	74,877	18,432

Federal income tax expense (benefit)	$(98,556)	$(40,392)	$2,352

58

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The 2025 change in net deferred income tax for the Company is comprised of the following:

	December 31,	December 31,
	2025	2024	Change

Adjusted gross deferred tax assets	$434,283	$470,040	$(35,757)
Total deferred tax liabilities	(226,542)	(233,000)	6,458

Net deferred tax asset (excluding nonadmitted)	$207,741	$237,040	$(29,299)

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(54,448)

Change in net deferred income tax			$(83,747)

The 2024 change in net deferred income tax for the Company is comprised of the following:

	December 31,	December 31,
	2024	2023	Change

Adjusted gross deferred tax assets	$470,040	$410,180	$59,860
Total deferred tax liabilities	(233,000)	(219,209)	(13,791)

Net deferred tax asset (excluding nonadmitted)	$237,040	$190,971	$46,069

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(81,123)

Change in net deferred income tax			$(35,054)

59

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The 2023 change in net deferred income tax for the Company is comprised of the following:

	December 31,	December 31,
	2023	2022	Change

Adjusted gross deferred tax assets	$410,180	$392,872	$17,308
Total deferred tax liabilities	(219,209)	(221,261)	2,052

Net deferred tax asset (excluding nonadmitted)	$190,971	$171,611	$19,360

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			6,635

Change in net deferred income tax			$25,995

60

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus net realized capital gains (losses) before income taxes due to the items listed in the following reconciliation:

	2025	2024	2023

Tax expense computed at federal corporate rate	$44,540	$66,609	$23,023
Dividends received deductions	(38,223)	(37,892)	(22,988)
Nondeductible expenses	866	1,073	616
Bermuda ceding loss	242	-	-
Foreign tax credit	(136)	(121)	(127)
Income tax expense (benefit) related to prior years	(1,034)	(279)	(3,766)
Nonadmitted assets	6,075	(3,946)	3,755
Interest maintenance reserve amortization	1,188	402	(1,434)
LIHTC and benefits (net of amortization of cost)	(27,564)	(25,077)	(21,852)
COLI	(1,069)	(882)	(1,107)
Energy credit	(355)	(5,499)	-
Other	661	274	237

Total statutory income taxes	$(14,809)	$(5,338)	$(23,643)

Federal income tax expense (benefit)	$(98,556)	$(40,392)	$2,352
Change in net deferred income tax	83,747	35,054	(25,995)

Total statutory income taxes	$(14,809)	$(5,338)	$(23,643)

61

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$434,283	$-	$434,283	$470,040	$-	$470,040	$(35,757)	$-	$(35,757)
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	434,283	-	434,283	470,040	-	470,040	(35,757)	-	(35,757)
Deferred tax assets nonadmitted	(50,090)	-	(50,090)	(30,780)	-	(30,780)	(19,310)	-	(19,310)
Admitted deferred tax assets	384,193	-	384,193	439,260	-	439,260	(55,067)	-	(55,067)
Deferred tax liabilities	(65,497)	(161,045)	(226,542)	(82,315)	(150,685)	(233,000)	16,818	(10,360)	6,458

Net admitted deferred tax assets	$318,696	$(161,045)	$157,651	$356,945	$(150,685)	$206,260	$(38,249)	$(10,360)	$(48,609)

The nonadmitted deferred tax asset increased $19,310 in 2025 and increased $21,574 in 2024. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

62

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2025	2024	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$156,212	$208,235	$(52,023)
Deferred acquisition costs	98,540	90,745	7,795
Unearned revenue	3,862	4,234	(372)
Employee benefits	84,724	77,666	7,058
Policyholder dividends	13,088	14,702	(1,614)
Fixed assets	13,985	18,802	(4,817)
Tax credit carryforward	37,665	26,477	11,188
Other	26,207	29,179	(2,972)
Subtotal ordinary deferred tax assets	434,283	470,040	(35,757)
Nonadmitted ordinary deferred tax assets	(50,090)	(30,780)	(19,310)
Admitted ordinary deferred tax assets	384,193	439,260	(55,067)

Total admitted deferred tax assets	384,193	439,260	(55,067)

Ordinary deferred tax liabilities:
Investments	(1)	(17)	16
Deferred and uncollected premiums	(55,691)	(70,167)	14,476
2017 tax reform reserve method change	-	(4,749)	4,749
Prepaid expenses	(8,655)	(5,561)	(3,094)
Other	(1,150)	(1,821)	671
Total ordinary deferred tax liabilities	(65,497)	(82,315)	16,818

Capital deferred tax liabilities:
Investments	(114,141)	(69,216)	(44,925)
Unrealized gains	(46,904)	(81,469)	34,565
Subtotal capital deferred tax liabilities	(161,045)	(150,685)	(10,360)
Total deferred tax liabilities	(226,542)	(233,000)	6,458

Net admitted deferred tax asset	$157,651	$206,260	$(48,609)

63

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	157,651	-	157,651	206,260	-	206,260	(48,609)	-	(48,609)
(i) Adjusted gross deferred tax assets expected to be realized after December 31	157,651	-	157,651	206,260	-	206,260	(48,609)	-	(48,609)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	428,457	-	-	469,423	-	-	(40,966)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	226,543	-	226,543	233,000	-	233,000	(6,457)	-	(6,457)
Admitted deferred tax asset	$384,194	$-	$384,194	$439,260	$-	$439,260	$(55,066)	$-	$(55,066)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital (“RBC”) reporting entity)	798%	804%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$2,856,378	$3,131,757

64

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets as of December 31, 2025. The impact of tax planning strategies as of December 31, 2025 is shown in the following table:

	December 31, 2025
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$434,283	$-
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	384,193	-
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	33.6%	0.0%

Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets as of December 31, 2024. The impact of tax planning strategies as of December 31, 2024 is shown in the following table:

	December 31, 2024
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$470,040	$-
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	439,260	-
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	28.7%	0.0%

Other Tax Items

The Company is included in the consolidated life/nonlife federal income tax return of CMHC. As of December 31, 2025, the Company did not have any unused operating loss carryforwards to offset against future taxable income. The Company has foreign tax credit carryforwards of $1,409 as of December 31, 2025. These credit carryforwards expire in years 2028 through 2034. The Company has general business credit carryforwards of $36,256. These credit carryforwards expire in years 2044 through 2045.

Income taxes incurred in 2025, 2024, and 2023 of $9,333, $11,853, and $19,119, respectively, are available for recoupment in the event of future capital losses.

The corporate alternative minimum tax is effective for tax years after 2022. The Company has determined that it is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation as a member of its tax return consolidated group for the 2025 tax year.

65

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2025	2024

Balance at January 1	$1,675	$1,502
Additions based on tax positions related to the current year	225	392
Reductions for settlements	-	(219)

Balance at December 31	$1,900	$1,675

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2025 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2025, 2024, and 2023, the Company recognized increases of $768, $479, and $213, respectively, in interest and penalties. The Company had accrued $2,312 and $1,544 at December 31, 2025 and 2024, respectively, for the payment of interest and penalties.

In addition to its inclusion in a consolidated U.S. federal income tax return filed by CMHC, the Company also files income tax returns in various states and foreign jurisdictions. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2022. A carryback refund claim filed for tax year 2020 is currently under review.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due are settled periodically, with certain transactions settled daily. CMFG Life allocated expenses of $999,486, $937,545, and $941,617 to its related parties in 2025, 2024, and 2023, respectively.

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its annuity products. Beginning in May 2022, CBSI advisors are licensed with LPL Financial LLC (“LPL”), an unaffiliated third party, such that starting in June 2022, commissions are paid to LPL prior to being collected by CBSI. The Company recorded commission expenses for this service of $6,263, $9,158, and $8,096 in 2025, 2024, and 2023, respectively, which is included in insurance taxes, licenses, fees and commissions.

MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $24,265, $20,592, and $19,695 in 2025, 2024, and 2023, respectively.

66

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The Company hires TruStage Insurance Agency, LLC (TruStage Insurance), as its marketing partner for most of its life and accidental death and dismemberment insurance marketing. CMFG Life owns 100% of the stock of TruStage Insurance. The Company recorded fees charged for services of $367,697, $365,793, and $392,963 in 2025, 2024, and 2023, respectively.

Pursuant to agreements used for cash management, CMFG Life periodically borrows from or lends to affiliates. This activity is included in receivables from affiliates and payables to affiliates in the statutory basis statements of admitted assets, liabilities and capital and surplus. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest income and expense of $15,931 and $7,599, $15,977 and $11,631, and $6,205 and $6,832, respectively, for the years ended December 31, 2025, 2024, and 2023, respectively, related to the cash management agreement.

67

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Significant capital contributions and dividends to and from affiliates are shown in the following table:

	2025	2024	2023

Dividends paid from CMFG Life to:
TruStage	$457,000	$-	$-
Total	$457,000	$-	$-

Capital contributions from CMFG Life to:
CMIC	$-	$-	$90,000
AMLIC	-	-	55,000
CUNA Mutual AdvantEdge Analytics, LLC	-	2,000	5,000
5910 Investments, LLC	250	12,762	-
USIC	10,000	-	-
CUNA Mutual Global Holdings, Inc.	670	-	-
TFG Bermuda Reinsurance Company, LTD.	313,873	-	-
Total	$324,793	$14,762	$150,000

Dividends paid to CMFG Life from:
CMIC	$100,000	$135,370	$80,000
TruStage Insurance Agency, LLC	15,000	15,000	15,000
CUNA Mutual Management Services, LLC	42,000	-	-
USIC	20,000	25,000	8,000
Total	$177,000	$175,370	$103,000

Capital contributions to CMFG Life from:
TruStage	$17,111	$390,155	$27,890
Total	$17,111	$390,155	$27,890

Return of capital to CMFG Life from:
Mt. Rushmore	$4,000	$-	$-
Total	$4,000	$-	$-

CMFG Life did not hold collateralized note obligations issued by MCA Fund III Holding as of December 31, 2025. CMFG Life held collateralized note obligations issued by MCA Fund III Holding $120,344 as of December 31, 2024. The Company recorded accrued interest of $0 and $972 as of December 31, 2025 and 2024, respectively. The notes are included in debt securities and the accrued interest is included in accrued investment income.

68

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

On December 31, 2025, the Company entered into a modified and funds withheld coinsurance agreement with TFG Bermuda to cede certain products including 100% of its inforce business of the single premium deferred index annuity, the flexible premium deferred variable and index-linked annuity (both included in the separate accounts), as well as 80% of its inforce business and future issuances of Simplified Issued Whole Life (“SIWL”), and Pension Risk Transfer (“PRT”). The single premium deferred index annuity and the flexible premium deferred variable and index-linked annuity business have been assumed by the Company under a prior reinsurance agreement with its affiliate, MLIC.   At December 31, 2025, the Company reinsured $2,641,770 of reserves, contract claims and other contract liabilities along with $2,852,540 of assumed separate accounts to TFG Bermuda. Amounts due to TFG Bermuda of $5,494,310 are recorded in funds held under reinsurance treaties on the statutory basis statements of admitted assets, liabilities and capital and surplus. Additionally, the Company recorded premium reinsured of $5,640,604 and a ceding commission of $99,923 in the statutory basis statements of operations. As part of the agreement, the Company is required to hold certain assets segregated and distinct from other assets according to guidelines contained in the agreement.

The Company entered into agreements with its affiliate, MLIC, to assume 100% of its business. The Company pays a commission equal to 100% of MLIC’s actual expenses incurred.

69

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2025, 2024, and 2023.

	2025	2024	2023

Premiums earned:
Direct	$3,158,574	$3,672,703	$3,351,657
Assumed from affiliates	1,330,142	1,127,207	1,083,793
Ceded to affiliates	(5,640,604)	-	-
Ceded to non-affiliates	(214,689)	(713,935)	(399,885)

Premiums earned, net of reinsurance	$(1,366,577)	$4,085,975	$4,035,565

Benefits and surrender expenses:
Direct	$2,767,893	$2,508,738	$2,453,624
Assumed from affiliates	1,349,762	1,090,009	796,615
Ceded to affiliates	(39,973)	-	-
Ceded to non-affiliates	(234,111)	(136,458)	(48,723)

Benefits and surrender expenses, net of reinsurance	$3,843,571	$3,462,289	$3,201,516

Increase in policy reserves:
Direct	$246,285	$1,027,922	$643,745
Assumed from affiliates	57,941	19,100	(23,016)
Ceded to affiliates	(2,600,120)	-	-
Ceded to non-affiliates	(54,194)	(650,470)	(394,571)

Increase (decrease) in policy reserves, net of reinsurance	$(2,350,088)	$396,552	$226,158

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $4,458,067 and $1,783,084 as of December 31, 2025 and 2024, respectively.

70

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 8: Policy and Contract Claim Reserves

The balance in the liability for unpaid accident and health claim and claim adjustment expenses gross of reinsurance as of December 31, 2025 and 2024 was $283,904 and $283,339, respectively. On a net of reinsurance basis, CMFG Life incurred $207,681 and paid $210,381 of accident and health claims and claim adjustment expenses in 2025, of which $119,057 of the paid amount and ($7,231) of total incurred amount was attributable to insured or covered events of prior years. The increase in reinsurance recoverables as of December 31, 2025 from December 31, 2024 was $3,265. CMFG Life incurred $206,654 and paid $226,145 of accident and health claims and claim adjustment expenses in 2024, of which $127,192 of the paid amount and ($32,023) of total incurred amount were attributable to insured or covered events of prior years. The 2025 decrease in prior year incurred losses primarily relates to favorable development across lines, particularly on credit disability driven by fewer reported losses than expected. The 2024 decrease in prior year incurred losses primarily relates to favorable development across lines, particularly on credit disability driven by fewer reported losses than expected.

71

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2025.

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$1,735,561	$8,003,251	$-	$9,738,812	77.5%
At book value less surrender charge of 5% or more	259,089	-	-	259,089	2.1%
At fair value	-	-	443,893	443,893	3.5%

Total with adjustment or at fair value	1,994,650	8,003,251	443,893	10,441,794	83.1%
At book value with minimal or no charge adjustment	673,557	679,951	-	1,353,508	10.8%
Not subject to discretionary withdrawal	763,331	-	5,432	768,763	6.1%

Gross annuity reserves and deposit liabilities	3,431,538	8,683,202	449,325	12,564,065	100.0%
Reinsurance ceded	1,581,523	2,853,741	-	4,435,264

Total net annuity reserves and deposit liabilities	$1,850,015	$5,829,461	$449,325	$8,128,801

72

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$1,807,252	$-	$-	$1,807,252	31.8%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	707,419	707,419	12.4%

Total with adjustment or at fair value	1,807,252	-	707,419	2,514,671	44.2%
At book value with minimal or no charge adjustment	290,755	-	-	290,755	5.1%
Not subject to discretionary withdrawal	2,880,277	-	-	2,880,277	50.7%

Gross annuity reserves and deposit liabilities	4,978,284	-	707,419	5,685,703	100.0%
Reinsurance ceded	1,996,431	-	-	1,996,431

Total net annuity reserves and deposit liabilities	$2,981,853	$-	$707,419	$3,689,272

73

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	212,515	-	-	212,515	12.6%
Not subject to discretionary withdrawal	1,049,450	-	426,131	1,475,581	87.4%

Gross annuity reserves and deposit liabilities	1,261,965	-	426,131	1,688,096	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$1,261,965	$-	$426,131	$1,688,096

74

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2024.

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$1,653,848	$7,585,331	$-	$9,239,179	76.2%
At book value less surrender charge of 5% or more	277,771	-	-	277,771	2.3%
At fair value	-	-	497,126	497,126	4.1%

Total with adjustment or at fair value	1,931,619	7,585,331	497,126	10,014,076	82.6%
At book value with minimal or no charge adjustment	759,637	562,483	-	1,322,120	10.9%
Not subject to discretionary withdrawal	780,588	-	4,213	784,801	6.5%

Gross annuity reserves and deposit liabilities	3,471,844	8,147,814	501,339	12,120,997	100.0%
Reinsurance ceded	1,536,362	-	-	1,536,362

Total net annuity reserves and deposit liabilities	$1,935,482	$8,147,814	$501,339	$10,584,635

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total
Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,024,884	$-	$-	$2,024,884	35.5%
At book value less surrender charge of 5% or more	-	-	-	-
At fair value	-	-	794,053	794,053	13.9%

Total with adjustment or at fair value	2,024,884	-	794,053	2,818,937	49.4%
At book value with minimal or no charge adjustment	270,064	-	-	270,064	4.7%
Not subject to discretionary withdrawal	2,621,252	-	-	2,621,252	45.9%

Gross annuity reserves and deposit liabilities	4,916,200	-	794,053	5,710,253	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$4,916,200	$-	$794,053	$5,710,253

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	202,139	-	-	202,139	12.9%
Not subject to discretionary withdrawal	934,774	-	426,261	1,361,035	87.1%

Gross annuity reserves and deposit liabilities	1,136,913	-	426,261	1,563,174	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$1,136,913	$-	$426,261	$1,563,174

The following table shows policy liabilities associated with the Company’s annuity products.

	2025	2024
Annuities	$4,596,646	$6,605,437
Supplementary contracts with life contingencies	235,224	246,246
Deposit-type contracts	1,261,964	1,136,912
Annuity reserves from the separate accounts	6,980,772	9,438,993
Supplementary contracts with life contingencies from the separate accounts	5,432	4,213
Other contract deposit funds	426,131	426,261

Total annuity reserves	$13,506,169	$17,858,062

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2025.

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$4,280	$7,283	$-	$-	$-
Universal life	258,910	258,847	261,334	-	-	-
Other permanent cash value life insurance	-	2,728,770	3,261,016	-	-	-
Variable universal life	28,328	28,327	28,607	213,499	213,491	213,487
Miscellaneous reserves	-	8,004	8,004	-	-	-

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	274,047	-	-	-
Accidental death benefits	-	-	3,561	-	-	-
Disability - active lives	-	-	1,642	-	-	-
Disability - disabled lives	-	-	14,214	-	-	-
Miscellaneous reserves	-	-	86,738	-	-	-
Gross reserves before reinsurance	287,238	3,028,228	3,946,446	213,499	213,491	213,487
Ceded reinsurance	-	-	611,751	-	-	-

Net reserves	$287,238	$3,028,228	$3,334,695	$213,499	$213,491	$213,487

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2024.

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$4,994	$8,701	$-	$-	$-
Universal life	271,216	271,138	273,715	-	-	-
Other permanent cash value life insurance	-	2,534,397	3,030,047	-	-	-
Variable universal life	29,860	29,859	30,138	215,715	215,710	215,701
Miscellaneous reserves	-	7,455	7,455	-	-	-

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	273,921	-	-	-
Accidental death benefits	-	-	3,602	-	-	-
Disability - active lives	-	-	1,831	-	-	-
Disability - disabled lives	-	-	14,976	-	-	-
Miscellaneous reserves	-	-	77,109	-	-	-
Gross reserves before reinsurance	301,076	2,847,843	3,721,495	215,715	215,710	215,701
Ceded reinsurance	-	-	9,510	-	-	-

Net reserves	$301,076	$2,847,843	$3,711,985	$215,715	$215,710	$215,701

The following table shows policy reserves associated with the Company’s life products.

	2025	2024
Life	$3,220,536	$3,607,012
Accidental death benefits	3,561	3,602
Disability - active lives	1,642	1,831
Disability - disabled lives	14,214	14,976
Miscellaneous	94,742	84,564
Life reserves from the separate accounts	213,487	215,701

Total life insurance policy reserves	$3,548,182	$3,927,686

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Note 10: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2025 and 2024, CMFG Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay up to $377,702 in stockholder dividends in 2026 without the approval of the Insurance Department. CMFG Life has three direct insurance subsidiaries that could pay an aggregate of $187,750 in stockholder dividends in 2026 without regulatory approval.

Note 11: Notes and Interest Payable

CMFG Life Insurance Company – Borrowings – Federal Home Loan Bank

CMFG Life has borrowing capacity as a result of contractual arrangements with the FHLB as evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that CMFG Life is entitled to borrow from the FHLB if it purchases FHLB restricted stock and provides securities as collateral for such borrowings. As of December 31, 2025 and 2024, the Company must hold FHLB membership stock equal to 0.06% of the Company’s total assets, with an overall limitation of $10,000. As of December 31, 2025 and 2024, the Company must also hold activity stock of 4.5% of the amount of outstanding advances. Interest on borrowings was calculated daily at floating rates that ranged from 3.90% to 4.63% in 2025, 4.52% to 5.66% in 2024, and 4.53% to 5.60% in 2023. Interest expense was $1,616, $3,959, and $5,550 for years ended December 31, 2025, 2024, and 2023, respectively. All borrowings were short-term in nature with maturity dates less than 90 days. There were outstanding borrowings and accrued interest under the agreement of $200,022 and $0 as of December 31, 2025 and 2024, respectively.

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

CMFG Life Insurance Company – Funding Agreements – Federal Home Loan Bank

The Company issues both fixed and variable interest rate funding agreements to the FHLB in the general account. Fixed interest rate on borrowings ranged from 4.2% to 5.6% in 2025, 3.9% to 4.4% in 2024, and 3.9% in 2023 with original maturities of 4 to 5 years. Variable interest on the variable interest rate agreements is calculated daily at floating rates that ranged from 3.8% to 4.4% in 2025, 4.6% to 6.4% in 2024, and 4.4% to 6.3% in 2023. The original maturities of the agreements range from 4 to 7 years. Recognized liabilities, included in liability for deposit-type contracts in the statutory statement of admitted assets, liabilities and capital and surplus, are matched to specific assets so that the liabilities and assets are aligned. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

The Company issues both fixed and variable interest rate funding agreements in the separate accounts. Fixed interest rates on borrowings ranged from 1.0% to 5.0% in 2025, 1.0% to 5.0% in 2024, and 0.6% to 5.0% in 2023 with original maturities ranging from 3 to 5 years. Variable interest on borrowings was calculated daily at floating rates that ranged from 4.2% to 5.3% in 2025, 5.1% to 6.4% in 2024, and 4.1% to 6.3% in 2023 with original maturities ranging from 4 to 7 years. The separate account invests in assets that match the duration and interest rate characteristics of the recognized liability, which is included in the liability for deposit-type contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

TruStage –Credit Agreement – Wells Fargo Bank

In July 2022, TruStage, CMFG Life, CUMIS, AMLIC, and CMIC entered into an $800,000 five-year unsecured revolving credit agreement with Wells Fargo Bank, National Association and other lenders. The agreement matures in July 2027. The agreement has an unused fee assessed at 0.15% on the unused principal at December 31, 2025 and 2024. Under the agreement, interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 0.00% to 1.625% based on TruStage’s debt rating. TruStage is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. TruStage was in compliance with its covenants at December 31, 2025 and 2024. As of December 31, 2025, there were no outstanding borrowings under the facility and accordingly, the entire facility was available for general corporate purposes. As of December 31, 2024, the amount outstanding on the revolving credit agreement including accrued interest was $350,530, borrowed by TruStage. The $449,470 unused portion of the facility was available for use.

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Federal Home Loan Bank Information

The FHLB stock owned, borrowing capacity, collateral pledged, aggregate borrowing and reserves for the line of credit and funding agreements were as follows:

	2025	2024
Membership class B stock - nonredeemable	$10,000	$10,000
Activity stock	72,405	56,655

Total stock	$82,405	$66,655

Estimated borrowing capacity	$1,609,000	$1,259,000

Collateral pledged as of reporting date:
Carrying value - general account	$1,785,563	$1,252,649
Carrying value - separate account	455,923	907,973
Fair value - general account	1,712,098	1,091,962
Fair value - separate account	443,501	802,486
Maximum pledged during the reporting period:
Carrying value - general account	1,432,686	1,252,649
Carrying value - separate account	926,742	907,973
Fair value - general account	1,352,935	1,091,962
Fair value - separate account	899,899	802,486

Borrowing at time of maximum collateral - general account	$1,114,000	$834,000
Borrowing at time of maximum collateral - separate account	425,000	425,000
Maximum borrowing during reporting period - general account	1,289,000	1,114,000
Maximum borrowing during reporting period - separate account	425,000	425,000

Borrowing as of reporting date - general account	$200,000	$-
Funding agreements issued - general account	984,000	834,000

Total borrowings/funding agreements issued - general account	$1,184,000	$834,000

Funding agreements issued - general account	$984,000	$834,000
Funding agreements issued - separate account	425,000	425,000

Funding agreements issued - total	$1,409,000	$1,259,000

Funding agreement reserves - general account	$988,892	$839,359
Funding agreement reserves - separate account	425,949	425,996

Funding agreement reserves - total	$1,414,841	$1,265,355

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Note 12: Surplus Notes

The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. The first principal payment was made in July 2020. The Company is scheduled to make equal annual principal payments of $7,727 in July through 2030, subject to the foregoing regulatory approvals. Interest, at 8.5%, on the notes is payable semi-annually. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory RBC ratio and minimum total adjusted statutory capital level. At December 31, 2025, CMFG Life was in compliance with these covenants.

CMFG Life incurred and paid interest of $3,941, $4,598, and $5,255 in 2025, 2024, and 2023, respectively.

Note 13: Commitments and Contingencies

Commitments

The Company had the following commitments outstanding at December 31.

	2025	2024

Unaffiliated limited partnerships	$229	$558
Affiliated limited partnerships	715,905	975,983
LIHTC investments	71,792	76,852
Mortgage loans	24,500	18,500
Private placement bonds	8,226	67,618
Total general account commitments	820,652	1,139,511

Affiliated limited partnerships - separate account	239,655	281,059

Total commitments	$1,060,307	$1,420,570

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, as well as fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company has the following future minimum operating lease payments as of December 31, 2025.

Future Minimum Operating Lease Payments

2026	$1,045
2027	741
2028	348
2029	313
2030	310
Thereafter	271

Total future minimum lease payments	$3,028

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $1,303, $2,230, and $1,581 in 2025, 2024, and 2023, respectively.

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2025 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $1,661 and $1,660 at December 31, 2025 and 2024, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued and paid assessments and has established an asset of $4,933 and $5,474 as of December 31, 2025 and 2024, respectively. The assessment is primarily related to Bankers Life and Colorado Bankers Life insurance company bankruptcies. Recoveries of assessments from premium taxes are generally made over a five year period.

	2025	2024

Asset recognized from paid and accrued premium tax offsets prior year-end	$5,474	$3,128

Decreases:
Premium tax offset applied	836	352
Total decreases	836	352

Increases:
Creditable guaranty fund assessments paid	288	2,669
Accrued assessments	7	29
Total increases	295	2,698

Asset recognized from paid and accrued premium tax offsets year-end	$4,933	$5,474

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

Note 14: Benefit Plans

Postretirement Benefit Plans

The Company has no ongoing obligation to the qualified defined benefit plans in which its employees participate which are sponsored by its parent but contributes to the annual cost. The Company incurred expenses for these plans of $13,280 and $28,483 in 2025 and 2023, respectively. The Company did not incur any expense for these plans in 2024.

The Company maintains non-qualified defined benefit plans for certain employees and directors, as well as postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Retirement medical subsidies were eliminated January 1, 2016 for future retirees who do not meet certain age, years of service and/or employment status criteria. This was pursuant to the amendments to a collective bargaining agreement with represented employees.

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations for the years ended at December 31.

	Pension Benefits		Other Postretirement Benefits
	2025	2024	2025	2024

Reconciliation of benefit obligations:
Obligations at January 1	$44,216	$47,219	$64,670	$68,795
Service cost	883	894	1,007	1,194
Interest cost	2,515	2,333	3,653	3,553
Actuarial loss (gain)	297	(3,739)	1,682	(6,311)
Benefit payments	(2,422)	(2,491)	(3,105)	(2,561)

Total benefit obligations at December 31	$45,489	$44,216	$67,907	$64,670

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

The following tables provide information with respect to the fair value of assets for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2025	2024	2025	2024
Reconciliation of fair value of plan assets:
Fair value of plan assets at January 1	$-	$-	$-	$-
Employer contributions	2,422	2,491	3,105	2,561
Benefit payments	(2,422)	(2,491)	(3,105)	(2,561)

Fair value of plan assets at December 31	$-	$-	$-	$-

The following tables provide information with respect to the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2025	2024	2025	2024
Funded status at December 31	$(45,489)	$(44,216)	$(67,907)	$(64,670)

Accrued benefit liability	$(45,489)	$(44,216)	$(67,907)	$(64,670)

The following table provides information about pension benefits and other postretirement benefits for the plans for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2025	2024	2025	2024
Net prior service costs	$-	$-	$513	$679
Net actuarial (gain) loss	6,689	6,729	(20,814)	(24,071)
Balance at end of year	$6,689	$6,729	$(20,301)	$(23,392)

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2026 for the non-qualified pension plans are $246 and $0, respectively. The estimated net actuarial gain and prior service cost that will be amortized for the other postretirement benefit plans are $1,267 and $164, respectively.

The accumulated benefit obligation (“ABO”) represents the actuarial net present value of estimated future benefit obligations. The ABO for pension plans was $45,489 and $44,216 at December 31, 2025 and 2024, respectively.

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2025	2024	2023	2025	2024	2023

Service cost	$883	$894	$1,258	$1,007	$1,194	$1,181
Interest cost	2,515	2,333	1,887	3,653	3,553	3,462
Amortization of prior service cost	337	529	707	(1,409)	(886)	(1,215)
Amortization of net unrecognized (gain) loss	-	-	21	-	-	-
Net periodic benefit cost	$3,735	$3,756	$3,873	$3,251	$3,861	$3,428

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2025	2024	2025	2024

Weighted average assumptions at December 31 for benefit cost:
Discount rate	5.8%	5.3%	5.8%	5.5%
Rate of compensation increase	5.3%	5.3%	5.3%	5.3%

Weighted average assumptions at December 31 for obligation:
Discount rate	5.7%	5.8%	5.8%	5.8%
Rate of compensation increase	5.3%	5.3%	5.3%	5.3%

For measurement purposes, a 6.0% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 3.7% for 2075 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (decrease) the accumulated other postretirement benefit obligation as of December 31, 2025 by $1,349 or ($1,261) and the annual net periodic other postretirement benefit cost for the year then ended by $85 or ($79).

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

		Other
		Postretirement
		Benefits
	Pension	Including
	Benefits	Subsidy

Estimated future benefit payments:
2026	$2,867	$3,533
2027	3,063	4,094
2028	3,118	4,406
2029	3,180	4,577
2030	3,300	4,488
2031-2035	16,886	24,816

The Company anticipates remitting $10,000 in 2026 to TruStage for TruStage’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For the remaining pension plans and other postretirement benefits, the employer contributions will be equivalent to the estimated 2026 benefits.

Defined Contribution Plans

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company’s contributions for the years ended December 31, 2025, 2024, and 2023 were $23,875, $23,905, and $23,978, respectively and are recorded as a general insurance expense.

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2025	2024

Nonadmitted assets:
Goodwill	$(90,484)	$(197,949)
Electronic data processing equipment and software	(59,910)	(64,976)
Prepaid expenses and assets of 401(h) account	(54,095)	(44,666)
Net deferred tax asset	(50,090)	(30,780)
Furniture and equipment	(18,747)	(22,990)
Accounts receivable - nonaffiliated	(10,765)	(20,200)
Intangible assets	(15,404)	(18,671)
Debit suspense balances	(9,585)	(15,127)
Receivable from affiliate	-	(10,869)
Other	(1,000)	(1,506)
Total nonadmitted assets deducted from surplus	$(310,080)	$(427,734)

Asset valuation reserve	(990,448)	(889,574)
Unrealized capital gains net of tax (2025 - $79,792, 2024 - $93,117)	$54,870	$58,787

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected insurance premiums as of December 31 are shown in the following table:

	2025		2024
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$123,736	$15,253	$105,429	$11,644
Ordinary renewal	269,406	215,422	373,282	285,183
Credit life	10,495	10,495	11,614	11,614
Group life	39,859	34,119	43,121	36,838
Accident and health	17,936	17,936	20,476	20,476
Nonadmitted receivables	(76)	(76)	(159)	(159)

Totals	$461,356	$293,149	$553,763	$365,596

Gross premium represents the amount of premium charged to the policyholders. The amount net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

Note 17: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s obligations under variable annuities, variable life policies and registered indexed annuities. The assets of the separate accounts are carried at fair value, with the exception of certain assets for the registered indexed annuities, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation or for limited partnerships which are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding this prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $137,559 and $152,105 as of December 31, 2025 and 2024, respectively. The general account paid $624, $682, and $996 in 2025, 2024, and 2023, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $22,556, $20,039, and $17,513 in 2025, 2024, and 2023, respectively.

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below.

	2025		2024
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Reserves with assets held:
At fair value	$-	$1,370,412	$-	$1,511,358
At amortized cost	5,829,461	-	8,147,814	-
Total	$5,829,461	$1,370,412	$8,147,814	$1,511,358

Reserves with assets subject to discretionary withdrawal:
At fair value	$-	$1,364,799	$-	$1,506,880
With fair value adjustment	5,829,461	-	8,147,814	-
Not subject to discretionary withdrawal	-	5,613	-	4,478
Total	$5,829,461	$1,370,412	$8,147,814	$1,511,358

The fair value of separate account assets held at amortized cost was $5,554,473 and $5,405,977 at December 31, 2025 and 2024, respectively. The unrealized loss on the assets held at amortized cost was $174,777 and $428,988 at December 31, 2025 and 2024, respectively.

 CMFG LIFE INSURANCE COMPANY

 Notes to Statutory Basis Financial Statements

 ($ in 000s)

The following table shows the premiums and deposits for contracts recorded in the separate accounts for the years ended December 31.

	2025		2024
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Non-guaranteed premiums, considerations and
deposits received for separate account policies	$1,184,502	$59,922	$1,037,953	$69,190

Total	$1,184,502	$59,922	$1,037,953	$69,190

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2025		2024
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Transfers to separate accounts	$1,184,502	$59,922	$1,037,953	$69,190
Transfers from separate accounts	(4,046,343)	(312,883)	(1,093,068)	(309,191)

Net transfers to (from) separate accounts	$(2,861,841)	$(252,961)	$(55,115)	$(240,001)

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 18: Reconciliation to Annual Statements

	As reported in 2025 CMFG Life Statutory Basis Financial Statements	As reported in 2025 CMFG Life Annual Statements	Difference

Statutory Basis Statements of Cash Flows
Operating expenses paid	$(1,152,328)	$(1,173,902)	21,574
Federal income taxes (paid) received	(85,536	(63,962)	(21,574)
Net cash provided by operating activities	568,289	568,289	-
Proceeds from investments sold, matured or repaid Bonds and notes	2,513,796	2,531,604	(17,808)
Total investment proceeds	3,053,987	3,071,795	(17,808)
Cost of investments acquired Bonds and notes	2,635,763	2,653,571	(17,808)
Total investments acquired	3,973,122	3,990,930	(17,808)
Net cash used in investing activities	(934,561)	(934,561)	-

93

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

	As reported in 2024 CMFG Life Statutory Basis Financial Statements	As reported in 2024 CMFG Life Annual Statements	Difference

Statutory Basis Statements of Admitted
Assets, Liabilities and Capital and Surplus
Receivables for securities sold	$165	$28,076	$(27,911)
Total cash and invested assets	18,151,636	18,179,547	(27,911)
Separate account assets	10,806,299	10,811,497	(5,198)
Total admitted assets	30,156,623	30,189,732	(33,109)
Payable for securities purchased	37,105	65,016	(27,911)
Separate account liabilities	10,806,299	10,811,497	(5,198)
Total liabilities	26,560,084	26,593,193	(33,109)

Statutory Basis Statements of Operations
Net investment income	825,540	848,938	(23,398)
Total income	5,076,327	5,099,725	(23,398)
General insurance expenses	778,943	802,341	(23,398)
Total benefits and expenses	4,699,477	4,722,875	(23,398)

Statutory Basis Statements of Cash Flows
Net investment income received	744,739	768,137	(23,398)
Operating expenses paid	(1,032,620)	(1,056,018)	23,398
Net cash provided by operating activities	527,873	527,873	-

94

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 19: Subsequent Events

The Company evaluated subsequent events through March 30, 2026, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustments or disclosure in the accompanying statutory basis financial statements.

95

CMFG LIFE INSURANCE COMPANY Supplemental Schedules December 31, 2025

Supplemental Schedules

96

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2025 (000s omitted)

Net investment income earned:
Government bonds	$4,180
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	451,143
Bonds of affiliates	5,022
Preferred stocks (unaffiliated)	234
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	6,430
Common stocks of affiliates	177,000
Mortgage loans	95,728
Real estate	13,936
Premium notes, contract loans and liens	9,791
Cash	10,649
Cash equivalents	-
Short-term investments	-
Other invested assets	213,914
Derivatives	5,640
Aggregate write-in for net investment income	17,700
Gross net investment income	$1,011,367

Real estate owned - book value less encumbrances	$132,176

Mortgage loans - book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	2,379,918
Total mortgage loans	$2,379,918

Mortgage loans by standing - book value:
Good standing	$2,379,918
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value	2,388,650
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	-
Preferred stocks	-
Common stocks	2,480,500

97

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2025 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$607,710
Over 1 year through 5 years	3,189,967
Over 5 years through 10 years	3,341,558
Over 10 years through 20 years	1,859,594
Over 20 years	1,645,358
No maturity	-
Total by maturity	$10,644,187

Bonds by class - statement value
Class 1	$7,287,362
Class 2	3,142,770
Class 3	190,702
Class 4	20,227
Class 5	2,734
Class 6	392
Total by class	$10,644,187

Total bonds publicly traded	$7,452,666
Total bonds privately placed	3,191,521

Preferred stocks - statement value	8,827
Common stocks - market value	89,513
Short-term investments - book value	4,982
Options, caps & floors - statement value	412,935
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value (excluding liabilities)	-
Cash	21,163
Cash equivalents	55,888

98

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2025 (000s omitted)

Life insurance in force:
Ordinary	$55,882,576
Credit life	14,101,473
Group life	5,382,379

Amount of accidental death insurance in force under ordinary policies	897,455

Life insurance policies with disability provisions in force:
Ordinary	395,423
Credit life	10,981
Group life	21

99

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2025 (000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$87,221
Income payable	7,502

Ordinary - involving life contingencies
Income payable	27,489

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	44,795
Deferred - fully paid - account balance	11,696,531
Deferred - not fully paid - account balance	763,675

Group
Immediate - amount of income payable	259,415
Fully paid account payable	-
Not fully paid - account balance	2,572,693

Accident and health insurance - premium in force
Ordinary	67,599
Group	307,876
Credit	237,894

Deposit funds and dividends accumulations:
Deposit funds - account balance	648
Dividend accumulations - account balance	126,855

100

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2025 (000s omitted)

Claim payments 2025
Group accident and health - year ended December 31
2025	$65,302
2024	26,591
2023	3,913
2022	738
2021	519
Prior	780

Other accident and health
2025	4,549
2024	10,289
2023	8,045
2022	5,206
2021	3,393
Prior	2,941

Other coverages that use developmental methods to calculate claims reserves
2025	26,548
2024	25,590
2023	12,421
2022	8,973
2021	5,939
Prior	6,140

101

CMFG LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2025 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage

Long-Term Bonds:
Issuer credit obligations	$6,763,096	$6,763,096	35.3%
Asset-backed securities	3,876,109	3,876,109	20.2%
Total long-term bonds	10,639,205	10,639,205	55.5%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	8,827	8,827	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	8,827	8,827	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (Unaffiliated)	82,405	82,405	0.4%
Industrial and miscellaneous - Other (unaffiliated)	7,108	7,108	0.0%
Parent, subsidiaries and affiliates - Publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - Other	2,570,984	2,480,500	12.9%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	2,660,497	2,570,013	13.4%
Mortgage loans	2,379,918	2,379,918	12.4%
Real estate	138,649	138,649	0.7%
Cash, cash equivalents and short-term investments	82,033	82,033	0.4%
Contract loans	147,799	147,799	0.8%
Derivatives	422,753	422,753	2.2%
Other invested assets	2,349,411	2,349,411	12.4%
Receivables for securities	7,408	7,408	0.0%
Securities lending	392,240	392,240	2.0%
Other - Margin account deposits	39,239	39,239	0.2%

Total invested assets	$19,267,979	$19,177,495	100.0%

102

CMFG LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2025

1.	CMFG Life has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	CMFG Life cedes an 80% quota share of certain fixed annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for GAAP.

103

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2025

(To Be Filed by April 1)

Of The CMFG Life Insurance Company

ADDRESS (City, State and Zip Code) Madison , WI 53705

NAIC Group Code 0306                 NAIC Company Code 62626                 Federal Employer’s Identification Number (FEIN) 39-0230590

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$20,383,227,659

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CUNA MUTUAL INVESTMENT CORPORATION	EQUITY	$1,239,544,141	6.1%
2.02	MCA FUND IV LP	EQUITY	$878,031,157	4.3%
2.03	AMERICAN MEMORIAL LIFE INS COMPANY	EQUITY	$816,203,921	4.0%
2.04	MCA FUND V LP	EQUITY	$773,226,215	3.8%
2.05	MCA FUND III HOLDING LLC	EQUITY	$437,044,492	2.1%
2.06	TFG BERMUDA REINSURANCE COMPANY, LTD.	EQUITY	$254,504,773	1.2%
2.07	UNION SECURITY INSURANCE COMPANY	EQUITY	$127,594,160	0.6%
2.08	FEDERAL HOME LN BK DES MOINES	EQUITY	$82,405,000	0.4%
2.09	CEDAR FUNDING LTD	BOND	$72,648,403	0.4%
2.10	BARCLAYS COMMERCIAL MORTGAGE S	BOND	$68,435,397	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3		4
3.01	NAIC 1	$7,287,362,114	35.8%	3.07	NAIC 1	$			%
3.02	NAIC 2	$3,142,770,386	15.4%	3.08	NAIC 2		$8,826,750		%
3.03	NAIC 3	$190,702,162	0.9%	3.09	NAIC 3	$			%
3.04	NAIC 4	$20,227,369	0.1%	3.10	NAIC 4	$			%
3.05	NAIC 5	$2,733,457	%	3.11	NAIC 5	$			%
3.06	NAIC 6	$391,805	%	3.12	NAIC 6	$			%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments		$3,264,246,517	16.0%

4.03	Foreign-currency-denominated investments		$369,554,233	1.8%

4.04	Insurance liabilities denominated in that same foreign currency	$		%

SUPPLEMENT FOR THE YEAR 2025 OF THE CMFG Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1		2
5.01	Countries designated NAIC-1		$3,156,133,577	15.5%
5.02	Countries designated NAIC-2		$70,251,888	0.3%
5.03	Countries designated NAIC-3 or below		$37,861,053	0.2%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1		2
	Countries designated NAIC - 1:
6.01	Country 1: CAYMAN ISLANDS		$1,760,757,708	8.6%
6.02	Country 2: UNITED KINGDOM		$334,749,455	1.6%
	Countries designated NAIC - 2:
6.03	Country 1: MEXICO		$31,358,522	0.2%
6.04	Country 2: ITALY		$8,174,214	%
	Countries designated NAIC - 3 or below:
6.05	Country 1: BARBADOS		$13,902,264	0.1%
6.06	Country 2: BAHAMAS		$5,120,576	%

		1		2
7.	Aggregate unhedged foreign currency exposure		$455,328	%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1		2
8.01	Countries designated NAIC-1	$		%
8.02	Countries designated NAIC-2	$		%
8.03	Countries designated NAIC-3 or below		$455,328	%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1		2
	Countries designated NAIC - 1:
9.01	Country 1:	$		%
9.02	Country 2:	$		%
	Countries designated NAIC - 2:
9.03	Country 1:	$		%
9.04	Country 2:	$		%
	Countries designated NAIC - 3 or below:
9.05	Country 1: BARBADOS		$363,525	%
9.06	Country 2: GUYANA		$91,802	%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	CEDAR FUNDING LTD	1.A FE, 1.C FE, 1.F FE, 1.G	$72,648,403	0.4%
10.02	KKR FINANCIAL CLO LTD	1.B FE, 1.C FE, 1.E FE, 1.F FE, 2.B FE	$52,009,910	0.3%

10.03	ATLAS SENIOR LOAN FUND LTD	1.C FE, 1.F FE	$50,510,000	0.2%
10.04	DRYDEN SENIOR LOAN FUND	1.B FE, 1.F FE, 2.C FE	$47,931,701	0.2%
10.05	VENTURE CDO LTD	1.A FE, 1.B FE, 1.C FE, 1.F FE	$47,787,209	0.2%
10.06	VOYA CLO LTD	1.A FE, 1.C FE	$41,117,984	0.2%
10.07	ELEVATION CLO LTD	1.C FE, 1.E FE, 1.F FE	$39,500,000	0.2%
10.08	BALLYROCK LTD	1.A FE, 1.C FE. 1.F FE	$38,436,509	0.2%
10.09	OAKTREE CLO LTD	1.C FE, 1.F FE	$36,508,640	0.2%
10.10	MADISON PARK FUNDING LTD	1.A FE, 1.F FE, 1.G, 2.C FE	$36,051,430	0.2%

285.1

SUPPLEMENT FOR THE YEAR 2025 OF THE CMFG Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$		%
11.03	Canadian-currency-denominated investments	$		%
11.04	Canadian-denominated insurance liabilities	$		%
11.05	Unhedged Canadian currency exposure	$		%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		%
Largest three investments with contractual sales restrictions:
12.03		$		%
12.04		$		%
12.05		$		%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
	Issuer
13.02	CUNA MUTUAL INVESTMENT CORPORATION	$1,239,544,141	6.1%
13.03	MCA FUND IV LP	$878,031,157	4.3%
13.04	AMERICAN MEMORIAL LIFE INS COMPANY	$816,203,921	4.0%
13.05	MCA FUND V LP	$773,226,215	3.8%
13.06	MCA FUND III HOLDING LLC	$437,044,492	2.1%
13.07	TFG BERMUDA REINSURANCE COMPANY, LTD.	$254,504,773	1.2%
13.08	UNION SECURITY INSURANCE COMPANY	$127,594,160	0.6%
13.09	FEDERAL HOME LN BK DES MOINES	$82,405,000	0.4%
13.10	MEMBERS LIFE INSURANCE COMPANY	$42,652,909	0.2%
13.11	STATE STREET CORP	$4,826,750	%

285.2

SUPPLEMENT FOR THE YEAR 2025 OF THE CMFG Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$		%
Largest three investments held in nonaffiliated, privately placed equities:
14.03		$		%
14.04		$		%
14.05		$		%

Ten largest fund managers:

	1		2		3		4
	Fund Manager	Total Invested		Diversified			Nondiversified
14.06	STATE STREET GLOBAL ADVISORS		$49,020,581		$49,020,581	$
14.07	ALLSPRING GOVERNMENT MONEY MARKET FUND		$6,786,953		$6,786,953	$
14.08	ALLSPRING TREASURY PLUS MONEY MARKET FUND		$80,000		$80,000	$
14.09		$		$		$
14.10		$		$		$
14.11		$		$		$
14.12		$		$		$
14.13		$		$		$
14.14		$		$		$
14.15		$		$		$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$		%
Largest three investments in general partnership interests:
15.03		$		%
15.04		$		%
15.05		$		%

285.3

SUPPLEMENT FOR THE YEAR 2025 OF THE CMFG Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	COMMERCIAL	$32,594,191	0.2%
16.03	COMMERCIAL	$30,000,000	0.1%
16.04	COMMERCIAL	$29,264,484	0.1%
16.05	COMMERCIAL	$29,000,000	0.1%
16.06	COMMERCIAL	$25,500,000	0.1%
16.07	COMMERCIAL	$25,401,333	0.1%
16.08	COMMERCIAL	$25,000,000	0.1%
16.09	COMMERCIAL	$24,375,000	0.1%
16.10	COMMERCIAL	$24,113,687	0.1%
16.11	COMMERCIAL	$23,160,201	0.1%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction loans	$	%
16.13	Mortgage loans over 90 days past due	$	%
16.14	Mortgage loans in the process of foreclosure	$	%
16.15	Mortgage loans foreclosed	$	%
16.16	Restructured mortgage loans	$	%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential			Commercial			Agricultural
Loan to Value		1	2		3		4	5	6
17.01	above 95%	$		%		$5,470,639	%	$		%
17.02	91 to 95%	$		%	$		%	$		%
17.03	81 to 90%	$		%		$38,009,825	0.2%	$		%
17.04	71 to 80%	$		%		$137,216,362	0.7%	$		%
17.05	below 70%	$		%		$2,199,221,660	10.8%	$		%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

Description
	1	2	3
18.02		$		%
18.03		$		%
18.04		$		%
18.05		$		%
18.06		$		%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		%
Largest three investments held in mezzanine real estate loans:
19.03		$		%
19.04		$		%
19.05		$		%

285.4

SUPPLEMENT FOR THE YEAR 2025 OF THE CMFG Life Insurance Company

20.	Amounts and percentages of the reporting entity.s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
					1st Quarter		2nd Quarter		3rd Quarter
		1		2	3		4		5

20.01	Securities lending agreements (do not include assets held as collateral for such transactions)		$406,619,814	2.0%		$430,899,030		$427,040,052		$376,937,393
20.02	Repurchase agreements	$		%	$		$		$
20.03	Reverse repurchase agreements		$392,240,222	1.9%		$399,698,256		$398,758,382		$381,699,612
20.04	Dollar repurchase agreements	$		%	$		$		$
20.05	Dollar reverse repurchase agreements	$		%	$		$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned			Written
		1	2		3	4
21.01	Hedging	$		%	$		%
21.02	Income generation	$		%	$		%
21.03	Other	$		%	$		%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End				At End of Each Quarter
						1st Quarter	2nd Quarter	3rd Quarter
		1		2		3	4	5
22.01	Hedging		$16,501,265	0.1%		$15,922,475	$16,064,965	$16,338,291
22.02	Income generation	$			%	$	$	$
22.03	Replications	$			%	$	$	$
22.04	Other	$			%	$	$	$

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End				At End of Each Quarter
						1st Quarter	2nd Quarter	3rd Quarter
		1		2		3	4	5
23.01	Hedging		$2,239,600		%	$2,111,200	$2,567,000	$2,176,100
23.02	Income generation	$			%	$	$	$
23.03	Replications	$			%	$	$	$
23.04	Other	$			%	$	$	$

285.5